Exhibit 3.1

STATE OF INDIANA
OFFICE OF THE SECRETARY OF STATE
CHARLES O’ HENDRICKS, Secretary of State

CERTIFICATE OF INCORPORATION

OF

………………………………………………………………………………………
PATRICK PLYWOOD ENTERPRISES, INC.
………………………Exhibit……………………………………………………………….

I, CHARLES O’ HENDRICKS, Secretary of State of the State of Indiana, hereby certify that Articles of Incorporation of the above Corporation, in the form prescribed by my office, prepared and signed in triplicate by all of the incorporators and acknowledged and verified by at least three of them before a Notary Public, have been presented to me at my office accompanied by the fees prescribed by law; that I have found such Articles conform to law; that I have endorsed my approval upon the triplicate copies of such Articles; that all fees have been paid as required by law; that one copy of such Articles has been filed in my office; and that two copies of such Articles bearing the endorsement of my approval and filing have been returned by me to the incorporators or their representatives; all as prescribed by the provisions of the Indiana General Corporation Act, as amended.
Wherefore, I hereby issue to such Corporation this Certificate of Incorporation, and further certify that its corporate existence has begun.
[SEAL]	In Witness Whereof, I have hereunto set my hand and affixed the seal of the State of Indiana, at the City of Indianapolis, this 3rd day of January, 1961.
CHARLES O. HENDRICKS, Secretary of State By_____________________________________ Deputy

ARTICLES OF INCORPORATION

OF

PATRICK PLYWOOD ENTERPRISES, INC.

Approved and Filed:  January 3, 1961

The undersigned incorporators, desiring to form a corporation (hereinafter referred to as the “Corporation”) pursuant to the provisions of The Indiana General Corporation Act, as amended (hereinafter referred to as the “Act”), execute the following Articles of Incorporation.

ARTICLE I

Name

The name of the Corporation is Patrick Plywood Enterprises, Inc.

ARTICLE II

Purposes

The purposes for which the Corporation is formed are;

1.           To continue as a corporation, under its corporate name, perpetually.

2.           To sue and be sued in its corporate name.

3.           To have a corporate seal and to alter the same at pleasure.

4.           To acquire, own, hold, use, lease, mortgage, pledge, sell, convey and otherwise dispose of property, real or personal, tangible and intangible.

5.           To borrow money, and to issue, sell or pledge its obligations and evidenced of indebtedness, and to mortgage or pledge its property to secure the payment thereof,

6.           To conduct business in this state and elsewhere; to have one or more offices out of this state; to acquire, own, hold and use, end to lease, mortgage, pledge, sell, convey or otherwise dispose of property, real and personal, tangible and intangible, out of this state.

7.           To acquire, guarantee, hold, own and vote and to sell, assign, transfer, mortgage, pledge or otherwise dispose of the capital stock, bonds, securities or evidences of indebtedness of any other corporation, domestic or foreign.

8.           To purchase, own and hold and to sell and transfer (but not to vote) shares of its own capital stock if and when the capital of the corporation is not thereby impaired.

9.           To appoint such officer and agents as the business of the corporation may require, and to define their duties and fix their compensation.

10.           To make by-laws for the government and regulation of its affairs.

11.           To cease doing business and to dissolve, and surrender its corporate franchise.

12.           To buy, sell, manufacture, process and market on a wholesale and retail basis.

13.           To do all acts and things necessary, convenient or expedient to carry out the foregoing purposes.

14.           To exercise all rights, powers and privileges now or hereafter conferred on corporations generally by law.

ARTICLE III

Term of Existence

The period during which the Corporation shall continue perpetually.

ARTICLE IV

Principal Office and Resident Agent

The post-office address of the principal office of the Corporation is 2857 Oakland Avenue, Elkhart, Indiana and the name and post-office address of its Resident Agent in charge of such office is Mervin D. Lung, 2857 Oakland, Elkhart, Indiana.

ARTICLE V

Amount of Capital Stock

The total number of shares into which the authorized capital stock of the Corporation is divided is 50,000 shares consisting of  10,000 shares with the par value of $100.00 per share, and 40,000 shares without par value.

ARTICLE VI

Terms of Capital Stock

The authorized capital stock of this corporation shall consist of 10,000 shares of Class A. Common Stock, without par value; 30,000 shares of Class B common Stock, without par value; and 10,000 shares of Preferred Stock with par value of $100.00 per share. The Class B Common Stock shall have the voting rights of the corporation; the Class A Common Stock shall have no voting rights in the corporation, except as provided by law, but in all other respects the Class B Common Stock and the Class A Common Stock shall have equal rights, privileges, powers, obligations, liabilities, duties and restrictions, and may be issued for such amounts of consideration as may be fixed from time to time by the Board of Directors. The Preferred Stock shall have no voting rights, except as provided by law, and such shares sold and paid for at not leas than $100.00 per share shall be fully paid and nonasseasable. Such shares shall be issued in such series and with such preferences as the Board of Directors shall designate before issuance.

ARTICLE VII

Voting Rights of Capital Stock

The voting rights of capital stock shall belong exclusively to the Class B Common stock. Every owner of a share of the Class B Common Stock of this corporation shall have the right to vote at every shareholders’ meeting, and shall be entitled to one vote for each share of stock standing in his name on the books of the corporation. In all elections for the office of Director of the corporation, the owner of more than one share shall be entitled to cumulate his votes, i.e.:  the shall be entitled to a number of votes equal to the number of shares he owns multiplied by the number of directors to be elected, and may cat all of his votes for one candidate, or may distribute his votes among the candidate as he chooses.

No share shall be voted at any meeting:

1.           Upon which an installment is due and unpaid;

2.           Which shall have been transferred on the books of the corporation within thirty (30) days next preceding the date of the meeting; or

3.           Which belongs to the corporation.

Class A Common Stock and Preferred Stock shall have no voting rights except as provided by law.

ARTICLE VIII

Paid-in Capital

The amount of paid-in capital, with which the Corporation is beginning business, is $1,000.00.

ARTICLE IX

Data Respecting Directors

Section 1.                      Number.  There shall be five (5) directors of this corporation, who shall serve for one year or until their successors are elected and qualified.

Section 2.                      Qualifications.  Directors need not be shareholders of the Corporation. A majority of the Directors at any time shall be citizens of the United States.

ARTICLE X

Further Data Respecting Directors

Section 1.                      Names and Post-Office Addresses.  The names and post-office addresses of the first Board of Directors of the Corporation are as follows:

Name	Number and Street or Building	City	Zone	State
Thomas D. Miller	2857 Oakland	Elkhart,	Indiana
Mervin D. Lung	2857 Oakland	Elkhart,	Indiana
Ruskin R. Oldfather	2857 Oakland	Elkhart,	Indiana
William J. Laub	213 Kenwood	Elkhart,	Indiana
Darwin L. Coleman	202 Devonshire Drive	South Bend	Indiana
Section 2.                      Citizenship.  All of such Directors are citizens of the United States.

ARTICLE XI

Data Respecting Incorporators

Section 1.                      Names and Post-Office Addresses.  The names and post-office addresses of the incorporators of the Corporation are as follows:

Name	Number and Street or Building	City	Zone	State
Thomas D. Miller	2857 Oakland	Elkhart,	Indiana
Mervin D. Lung	2857 Oakland	Elkhart,	Indiana
William J. Laub	213 Kenwood	Elkhart,	Indiana
Section 2.                      Age and Citizenship.  All of such incorporators are of lawful age; and all of such incorporators are citizens of the United States.

Section 3.                      Compliance with Provisions of Sections 15 and 16 of the Act.  The undersigned incorporators hereby certify that the person or persons intending to form the Corporation first caused lists for subscriptions to the shares of the capital stock of the Corporation to be opened at such time and place as he or they determined; when such subscriptions had been obtained in an amount not less than $1,000, such person or persons, or a majority of them, called a meeting of such subscribers for the purpose of designating the incorporators and of electing the first Board of Directors; the incorporators so designated are those named in Section 1 of this Article; and the Directors so elected are those named in Section 1 of Article X.

ARTICLE XII

Provisions for Regulation of Business and Conduct

of Affairs of Corporation

A.           Meetings of the shareholders of the corporation shall be held at such place, within or without the State of Indiana, as may be specified in the respective notices, or waivers of notice, thereof.

B.           Meetings of the directors of the corporation shall be held at such place, within or without the State of Indiana, as may be specified in the respective notices, or waivers of notice, thereof.

C.           The Board of Directors of the corporation shall have the power, without the consent or vote of the shareholders, to make, alter, amend or repeal the code of by-laws of this corporation, but the affirmative vote of the majority of the members of the Board of Directors, for the time being, shall be necessary to make such code or to effect any alteration, amendment or repeal thereof.

D.           The corporation reserves the right to alter, amend or repeal any provisions contained in these Articles of Incorporation in the manner now or hereafter prescribed by law, and all rights or powers conferred hereby on shareholders, directors and officers of the corporation are subject to such reserved right.

IN WITNESS WHEREOF, the undersigned, being all of the incorporators designated in Article XI, execute these Articles of Incorporation and certify to the truth of the facts herein stated, this 20th day of February, 1961.

_/s/ Thomas D. Miller____________________
(Written Signature)

_/s/ Thomas D. Miller         ______ _________
(Printed Signature)

_/s/ Mervin D. Lung _____________________
(Written Signature)
__________ ____
/s/ Mervin D. Lung
STATE OF INDIANA	}	SS:
COUNTY OF ELKHART

I, the undersigned, a Notary Public duly commissioned to take acknowledgments and administer oaths in the State of Indiana, certify that Thomas D. Miller, Mervin D. Lung and William J. Laub, being 3 of the incorporators referred to in Article XI of the foregoing Articles of Incorporation, personally appeared before me; acknowledged the execution thereof; and swore to the truth of the facts therein stated.

WITNESS my band and Notarial Seal this 20th day of  February, 1961.

_/s/ Charles Wayne Willis______________
(Written Signature)

_/s/ Charles Wayne Willis        __________
(Printed Signature)

Notary Public
My commission expires

_____________________________

NOTICE OF CHANGE OF RESIDENT AGENT of Patrick Plywood Enterprises, Inc. the undersigned officers of Patrick Plywood Enterprises, Inc. an Indiana Corporation for profit, desiring to give notice of change of as required by law, hereby certify:

1.           The post office address of the Principal Office of the Corporation is NOW  1930 W. Lusher Avenue, Elkhart, Indiana

2.           The Resident Agent of the Corporation is NOW Richard D. Russell, 1930 W. Lusher Avenue, Elkhart, Indiana

3.           The above changes have been authorized by the Board f Directors of the Corporation, amending Article(s) ____________________________________________________________

/s/_Mervin D. Lung, President ____________ President or Vice President	/s/ Richard D. Russell, Sec._______________ Secretary or Assistant Secretary
NOTARY INFORMATION:  State of Indiana County of Elkhart

Subscribed and sworn before me, a Notary Public in and for this County and State this  20th day of February, 1968 ___/s/ Mary McClaren__________________________.

Notary Public

→ CHANGE OF ADDRESS FEE IS $2.00 IN ADDITION TO FILING FEE – SEND THIS LOWER PORTION TO SECRETARY OF STATE

Edgar D. Whitcomb

Secretary of State

NOTICE

Any corporation which has failed any annual reports as required by law under the Acts of 1929, Ch. 2 Acts of 1949, Ch. 76, Sect. 1, p. 200, Acts of 1951, Ch. 145, Sect. 1, p. 384, will not be regarded as being in good standing in the State of Indiana.  No Certificate of Good Standing nor amendments to the Articles of Incorporation will issue, unless the annual reports are current.

Acts of 1929, Chapter 215, s 651, p. 725 (Burn’s Statutes 25-250)
Penalties imposed upon corporations-
(a)           Any corporation that shall neglect, fail or refuse to do any act required by this act to be done by it shall be deemed to be guilty of a misdeameanor and upon conviction thereof may be fined in any amount not exceeding on ($1,000).
(b)           Any corporation which has (1) procured its corporate franchise through fraud practiced upon the state or neglected or refused to file its annual reports, as required by this act, for two 92) consecutive years, shall then prorate franchise and its rights and privileges as a corporation; and the attorney-general shall proceed by against in such corporation, in accordance with the laws of this state pertaining to civil procedure, for the purpose of having _________ declared.
When it appears from the records of the office of the secretary of state that any corporation required by law to file annual reports has failed to file such reports for two (2) consecutive years, the secretary of state shall certify that fact to the attorney-general.

STATE OF INDIANA

OFFICE OF THE SECRETARY OF STATE

SECRETARY OF STATE

To Whom These Presents Come, Greeting;

WHEREAS, Amended Articles of Incorporation of Patrick Plywood Enterprises, Inc.  superseding and taking the place of the heretofore existing Articles of Incorporation, have been submitted to this office for filing,

SAID, Amended Articles of Incorporation having been prepared and signed in accordance with “An Act concerning domestic and foreign corporations for profit, providing penalties for the violation hereof, and repealing all laws or parts of laws in conflict herewith,” approved March 16, 1929, and Acts supplemental thereto.

WHEREAS, upon due examination, I find that they conform to law:

NOW, THEREFORE, I, the Secretary of State of the State of Indiana, hereby certify that I have this day endorsed my approval upon the triplicate copies of Amended Articles so presented, and, having received the fees required by law, in the sum of $15,913.00 have filed one copy of the Amended Articles in this office.

[SEAL]	In Witness Whereof, I have hereunto set my hand and affixed the seal of the State of Indiana, at the City of Indianapolis, this 23rd day of August, 1968.
…………………………………………………………….. , Secretary of State By………………………………………………….. Deputy
Approved and Filed AUG23168 Edgard D. Whitcomb Secretary of State of Indiana

AMENDED ARTICLES OF INCORPORATION

OF

PATRICK PLYWOOD ENTERPRISES INC

The undersigned officers of PATRICK PLYWOOD ENTERPRISES, INC., (hereinafter referred to as the “Corporation”) existing pursuant to the provisions of The Indiana General Corporation Act, as amended (hereinafter referred to as the “Act”), desiring to give notice of corporate action effecting certain amendments of its Articles of Incorporation by the adoption of new Amended Articles of Incorporation to supersede and take the place of its heretofore existing Articles of Incorporation, certify the following facts:

-
SUBDIVISION A

AMENDED ARTICLES

1. Text of the Amended Articles

The exact text of the entire Articles of Incorporation of the Corporation, as amended (hereinafter referred to a the “Amended Articles”), now is as follows:

2. Effect of the Amended Articles

The Amended Articles shall supersede and take the place of the heretofore existing Articles of Incorporation of the Corporation.

SUBDIVISION B

MANNER OF ADOPTION AND VOTE

1. Action by Directors

The Board of Directors of the Corporation, at a meeting thereof, duly called, constituted and held August 22, 1968, at which a quorum of such Board of Directors was present, duly adopted a resolution proposing to the Shareholders of the Corporation entitled to vote in respect of the Amended Articles that the provisions and terms of its entire Articles of Incorporation be amended so as to read as set forth in the Amended Articles, and that the Amended Articles should supersede and take the place of its heretofore existing Articles of Incorporation; and called a meeting of such Shareholders, to be held August 22, 1968, to adopt or reject the Amended Articles.

2. Action by Shareholders

The Shareholders of the Corporation entitled to vote in respect of the Amended Articles, at a meeting thereof, duly called, constituted and held on August 22, 1968 at which all were present in person or by proxy, adopted the Amended Articles by the affirmative votes of all of said shareholders.

The number of shares entitled to vote in respect of the Amended Articles, the number of shares voted in favor of the adoption of the Amended Articles, and the number of shares voted against such adoption are as follows:  13,200 entitled to vote.  All voted in favor of the adoption of the Amended Articles.

3. Compliance with Legal Requirements

The manner of the adoption of the Amended Articles, and the vote by which they were adopted, constitute full legal compliance with the provisions of the Act, the Articles of Incorporation, and the By-Laws of the Corporation.

SUBDIVISION C

STATEMENT OF CHANGES MADE WITH RESPECT TO THE

SHARES HERETOFORE AUTHORIZED

Prior to the effective date of these Amended Articles of Incorporation, the authorized capital stock of the corporation consisted of 10,000 shares of Class A Common Stock, without par value, none of which were issued; 30,000 shares of Class B Common Stock, without par value, of which 13,200 shares were issued and outstanding, and 10,000 shares of Preferred Stock, par value $100 per share, none of which were issued.

These Amended Articles change the authorized capital stock of the corporation to a single class consisting of 3,000,000 shares of Common Stock, without par value. Each of the 13,200 shares of Class B Common Stock, without par value, issued and outstanding immediately prior to the effective date is hereby reclassified and changed into 32,000 shares of Common Stock, without par value, authorized in these Amended Articles of Incorporation; and on and after said effective date, each certificate, evidencing ownership of the prior Class B Common Stock, without par value, shall be deemed to represent the new Common Stock, without par value, on the aforesaid basis, and each holder of such certificate shall thereupon be entitled to exchange such certificate for a new certificate or certificates evidencing ownership of the new Common Stock, without par value, on said basis.

(This page is Rider “A” of Page Two of Corporate Form No. 6.)

IN WITNESS WHEREOF, the undersigned, being all of the incorporators designated in Article XI, execute these Articles of Incorporation and certify to the truth of the facts herein stated, this 22nd day of  August, 1968.

_/s/ Mervin D. Lung_____________________
(Written Signature)

_/s/ Mervin D. Lung, President_____________
(Printed Signature)

_/s/ Richard D. Russell___________________
(Written Signature)

_/s/ Richard D. Russell, Secretary__________
(Printed Signature)

STATE OF INDIANA COUNTY OF ELKHART	}	SS:

I, the undersigned, a Notary Public duly commissioned to take acknowledgments and administer oaths in the State of Indiana, certify that Mervin D. Lung, the President and Richard D. Russell, the Secretary of Patrick Plywood Enterprises, Inc., ____________________ of the foregoing Articles of Incorporation, personally appeared before me; acknowledged the execution thereof; and swore to the truth of the facts therein stated.

WITNESS my hand and Notarial Seal this 22nd day of  August, 1968.

_/s/ Victor Arko________________________
(Written Signature)

_/s/ Victor Arko _______________________
(Printed Signature)

Notary Public

My commission expires:  March 15, 1969

STATE OF INDIANA

OFFICE OF THE SECRETARY OF STATE

SECRETARY OF STATE

To Whom These Presents Come, Greeting;

WHEREAS, Amended Articles of Incorporation of Patrick Plywood Enterprises, Inc.  superseding and taking the place of the heretofore existing Articles of Incorporation, have been submitted to this office for filing,

SAID, Amended Articles of Incorporation having been prepared and signed in accordance with “An Act concerning domestic and foreign corporations for profit, providing penalties for the violation hereof, and repealing all laws or parts of laws in conflict herewith,” approved March 16, 1929, and Acts supplemental thereto.

WHEREAS, upon due examination, I find that they conform to law:

NOW, THEREFORE, I, the Secretary of State of the State of Indiana, hereby certify that I have this day endorsed my approval upon the triplicate copies of Amended Articles so presented, and, having received the fees required by law, in the sum of $13.00 have filed one copy of the Amended Articles in this office.

[SEAL]	In Witness Whereof, I have hereunto set my hand and affixed the seal of the State of Indiana, at the City of Indianapolis, this 12th day of May, 1969.
…………………………………………………………….. , Secretary of State By………………………………………………….. Deputy

AMENDED

ARTICLES OF INCORPORATION

PATRICK PLYWOOD ENTERPRISES , INC.

The undersigned incorporator or incorporation, desiring to form a corporation (hereinafter referred to as the “Corporation”) pursuant to the provisions of The Indiana General Corporation Act, as amended (hereinafter referred to as the “Act”), execute the following Articles of Incorporation.

ARTICLE I

Name

The name of the Corporation is PATRICK PLYWOOD ENTERPRISES, INC.

ARTICLE II

Purposes

The purposes for which the Corporation is formed are:

(a)           To manufacture, construct, fabricate, produce, buy, purchase, acquire, warehouse, use, deal in, sell and otherwise dispose of, both at wholesale and at retail, plywood, tile- board, hardboard, insulation, construction and building materials of every kind, houses, vehicles, buildings, structures and products containing any of the foregoing, and all kinds of, parts, articles, devices, supplies, accessories, attachments and merchandise in any way connected therewith;

(b)           To manufacture, construct, fabricate, produce, buy, purchase, acquire, warehouse, use, deal in, sell and otherwise dispose of, both at wholesale and at retail, machinery, tools, implements, equipment, fixtures and accessories, used in accomplishing any of the objects described in (a) hereof;

(c)           To purchase, or otherwise acquire, and to hold, or maintain, work, develop, sell, lease, mortgage, convey, or otherwise dispose of, personal property, lands and leaseholds, and any interest, estate or right therein or thereto, which may be required, convenient or appropriate for carrying on any of the business or corporate objects herein stated;

(d)           To apply for, obtain, purchase, lease, register or otherwise acquire, and to take, hold, use, develop, sell, assign or otherwise dispose of, trademarks, trade names, letters patent, patent rights, improvements, processes, methods, copyrights, formulae, designs, brands and labels of the United States, or any other country or government, used in connection with, related to, or bearing upon, any business of the corporation, and to use, exercise, accept licenses for, and grant licenses on or in respect to, any of said trademarks, trade names, letters patent, patent rights, improvements, processes, methods, copyrights, formulae, designs, brands and labels of the United States or any other country or government, used in connection with, related to, or bearing upon the business of the corporation;

(e)           To acquire by purchase, subscription, or otherwise, and to own, hold, sell, assign, deal in, exchange, transfer, mortgage, pledge or otherwise dispose of, any shares of the capital stock, bonds, mortgages, securities or evidences of indebtedness, issued or created by, any other domestic or foreign corporation, and to issue in payment or exchange therefor, shares of the capital stock, bonds, securities or other obligations of this corporation;

(f)           To guarantee the payment of, and to pay, the dividends, debts, liabilities or obligations of, any corporation, domestic or foreign, in which this corporation may own any of the shares of the capital stock, bonds, mortgages, securities or evidences of indebtedness;

(g)           To borrow money, and to issue promissory notes, bonds, debentures and all other evidences of indebtedness, and to secure the payment of the same by the pledge or mortgage of the whole, or any part, of the real and personal property of this corporation upon such terms and conditions as may be permitted by law;

(h)           To buy, purchase, acquire, hold, deal in, sell, transfer, dispose of and cancel, the shares of its own capital stock, provided, however, that the use of the funds of this corporation for any of said purposes, shall not impair its capital;

(i)           To buy, purchase or otherwise acquire, the whole or any part of, the property, assets, business and goodwill of any person, firm or other corporation, and to conduct the said business so acquired, and to issue shares of its capital stock, or its promissory notes, bonds, debentures, or other evidences of indebtedness, in payment therefore;

(j)           To do each and every thing necessary, suitable and proper for the accomplishment of any of the purposes, of the attainment of any of the objects, or the furtherance of any of the powers hereinbefore set forth, either alone or in association with other corporations, firms or individuals, and to do every other thing or things, act or acts, incidental or appurtenant to, or growing out of, or connected with, the aforesaid business, or powers or any part or parts thereof, provided the same be not inconsistent with, or in violation of, the laws under which this corporation is organized;

(k)           To have and to exercise any and all of the powers and privileges now or hereafter conferred any the laws of the State of Indiana, upon corporation formed, organized under, or which have accepted the provisions of, the act hereinbefore referred or under any Act mandatory thereof, supplemental thereto, or similarly situated therefore.

warrant, determine and declare to the meeting that a nomination was not made in accordance with the foregoing procedure, and if he should so determine, he shall so declare to the meeting and the defective nomination shall be disregarded.

SECTION 4.                      Notwithstanding any other provision of these Articles of Incorporation or the By-Laws of the Corporation, the power to remove directors of the Corporation is expressly reserved to the Board of Directors, by the affirmative vote of a majority of the whole Board.

ARTICLE III

Term of Existence

The period during which the Corporation shall continue is perpetual.

ARTICLE IV

Principal Office and Resident Agent

The post-office address of the principal office of the Corporation is 1930 West Lusher Avenue, Elkhart, Indiana, 46514 and the name and post-office address of its Resident Agent in charge of such office is CT Corporation System 1511 Merchants Bank Building, Indianapolis, Indiana  46204.

ARTICLE V

Number of Shares

The total number of shares which the Corporation shall have authority to issue is 3,000,000 (three million) shares consisting of 3,000,000 shares without par value.

ARTICLE VI

Terms of Capital Stock

(a)           No holder of any share or shares of any class of stock of the corporation shall have any pre-emptive right to subscribe for any shares of stock of any class of the corporation new or hereafter authorized or for any securities, warrants, or options convertible into or carrying any rights to purchase any shares of stock of any class of the corporation now or hereafter authorized, provided, however, that no provision of these Articles of Incorporation shall be deemed to deny to the Board of Directors the right, in its discretion, to grant to the holders of shares of any class of stock at the time outstanding the right to purchase or subscribe for shares of stock of any class or any other securities of the corporation now or hereafter authorized, at such prices and upon such terms and conditions as the Board of Directors, in its discretion, may fix.

(b)           Each of the 13,200 shares of Class B Common Stock issued and outstanding immediately prior to the date Amended Articles of Incorporation which include this provision become effective, is hereby reclassified and changed into 32 shares of Common Stock, without par value, authorized in said Amended Articles of Incorporation; and on and after said effective date, each certificate, evidencing ownership of the prior Class B Common Stock, with par value, shall be deemed to represent the now Common Stock, without par value, on the aforesaid basis, and each holder of such certificate shall thereupon be entitled to exchange such certificate for a new certificate or certificates evidencing ownership of the new Common Stock, without par value, on said basis.

(c)           Upon the effective date of these Amended Articles of Incorporation, the corporation shall have no further authority to issues shares of Class A Common Stock, without par value; Class B Common Stock, without par value, or Preferred Stock, par value $100 per share.

ARTICLE VII

Voting Rights of Capital Stock

The holders of the Common Stock, without par value, shall be entitled to vote at all meetings of the stockholders and shall be entitled to cast one vote for each share of stock held by them respectively and standing in their respective names on the books of the corporation.

ARTICLE VIII

Stated Capital

The stated capital of the corporation at the time of filing these Amended Articles is in excess of $1,000,000.

ARTICLE IX

Directors

Section 1. Number.                                The initial board of directors shall he composed of not less than three (3) nor more than 15 members.  The number of directors may from time to time be fixed by the by-laws of the Corporation at any number, not less than three.  In the absence of a by-law fixing the number of directors, the number shall be five.

ARTICLE X

Present Board of Directors

Name	Number and Street or Building	City	Zone	State	Zip Code
Mervin D. Lung	15595 Briarton Drive	Mishawaka		Indiana	46544
George R. Hunter	15668 Spring Hill Drive	Mishawaka		Indiana	46544
William J. Laub	231 Renwood	Elkhart		Indiana	46514
Richard D. Russell	15990 Briarton Drive	Mishawaka		Indiana	46544

ARTICLE XI

President and Secretary

Section 1.  Names and Post-Office Addresses.  The name(s) and post-office address(es) of the President and Secretary of the Corporation (are) as follows:

Name	Number and Street or Building	City	Zone	State	Zip Code
Mervin D. Lung	15595 Briarton Drive	Mishawaka		Indiana	46544
Richard D. Russell	15990 Briarton Drive	Mishawaka		Indiana	46544

Section 2.  Age.  Both President and Secretary are of lawful age.

ARTICLE XII

Provisions for Regulation of Business and Conduct

of Affairs of Corporation

(a)           The Board of Directors of this corporation shall have power, and is hereby authorized, to fix and determine the price, or the consideration for which, the shares of stock of this corporation may, from time to time, be issued, and the shares of stock ay be issued for the consideration therefore fixed, from time to time, by the Board of Directors.

(b)           This corporation shall have power to carry on and conduct its said business, or any part thereof, and to have one or more offices in the State of Indiana, and in the various other sates, authorities, colonies and dependencies of the United States, in the District of Columbia, and in all or any foreign countries;

(c)           This corporation reserves the right to take advantage of the provisions of amendment to The Indiana General Corporation Act, or of any new law applicable or relating to corporations, formed, organized under, or which have accepted the provisions of, the law now in force, which may hereafter be enacted, and all rights granted to, and conferred on, the shareholder of this corporation, are granted and conferred, subject to this reservation;

(d)           Annual or special meetings of the shareholders of this corporation may be held at the place, either within or without the State of Indiana, which may be stated in the notice of said meeting;

(e)           These Amended Articles of Incorporation shall amend and supersede and take the place of all heretofore existing Articles of Incorporation or Articles of Acceptance (and amendments thereto) of this corporation.

ARTICLE XIII

Evaluation of Acquisition Proposals

It is hereby declared to be a proper corporate purpose, reasonably calculated to benefit shareholders, for the Board of Directors to base the response of the Corporation to any Acquisition Proposal (as hereinafter defined) on the Board of Directors’ evaluation of what is in the best interests of the Corporation and for the Board of Directors, in evaluating what is in the best interests of the Corporation, to consider:

(i) the best interests of the shareholders; for this purpose the Board shall consider, among other factors, not only the consideration being offered in the Acquisition Proposal in relation to the then current market price, but also in relation to the then current value of the Corporation in a freely negotiated transaction and in relation to the Board of Directors’ then estimate of the future value of the Corporation as an independent entity; and

(ii) such other factors as the Board of Directors determines to be relevant, including among other factors, the actual or potential social, legal and economic effects upon employees, suppliers, customers, businesses and communities in which the Corporation has offices or other facilities.

For purposes of this Article XIII, the term “Acquisition Proposal” shall mean any proposal of any person (i) for a tender offer or exchange offer for any equity security of the Corporation. (ii) to merge or consolidate the Corporation with another corporation, or (iii) to purchase or otherwise acquire all or substantially all of the properties and assets of Corporation.

IN WITNESS WHEREOF, the undersigned, being all of the incorporators designated in Article XI, execute these Articles of Incorporation and certify to the truth of the facts herein stated, this 21st day of  April, 1969.

_/s/ Mervin D. Lung_____________________
(Written Signature)

       Mervin D. Lung_____________________
(Printed Signature)

_/s/ Richard D. Russell___________________
(Written Signature)

       Richard D. Russell___________________
(Printed Signature)

STATE OF INDIANA COUNTY OF ELKHART	}	SS:

I, the undersigned, a Notary Public duly commissioned to take acknowledgments and administer oaths in the State of Indiana, certify that Mervin D. Lung and Richard D. Russell, being the President and Secretary respectively of Patrick Plywood Enterprises, Inc., referred to in Article XI of the foregoing Articles of Incorporation, personally appeared before me; acknowledged the execution thereof; and swore to the truth of the facts therein stated.

WITNESS my hand and Notarial Seal this 21st day of  April, 1969.

_/s/ Victor Arko______________________
(Written Signature)

_     Victor Arko______________________
(Printed Signature)

Notary Public

My commission expires

March 15, 1973

This instrument was prepared by Victor Arko, 317 West High St., Elkhart, Indiana.

STATE OF INDIANA

OFFICE OF THE SECRETARY OF STATE

INDIANAPOLIS, INDIANA

To Whom These Presents Come, Greeting;

 Whereas, there has been presented to me at this office Articles of Amendment in triplicate of PATRICK PLYWOOD ENTERPRISES, INC.

Amendment of Article I.

ARTICLE I.  The name of the Corporation is:  PATRICK INDUSTRIES, INC.

Said, Articles of Amendment having been prepared and signed in accordance with “An Act concerning domestic and foreign corporations for profit, providing penalties for the violation hereof, and repealing all laws or parts of laws in conflict herewith,” approved March 16, 1929, and Acts supplemental thereto.

Whereas, upon due examination, I find that they conform to law:

Now, therefore, I, hereby certify that I have this day endorsed my approval upon the triplicate copies of Amended Articles so presented, and, having received the fees required by law, in the sum of $13.00 have filed one copy of the Amended Articles in this office and returned two copies bearing the endorsement of my approval to the Corporation.

[SEAL]	In Witness Whereof, I have hereunto set my hand and affixed the seal of the State of Indiana, at the City of Indianapolis, this 7th day of July, 1969.
…………………………………………………………….. , Secretary of State By………………………………………………….. Deputy
Approved and Filed JUL 7 1969 William N. Salin Secretary of State Indiana

ARTICLES OF AMENDMENT

OF THE

ARTICLES OF INCORPORATION

OF

Patrick Plywood Enterprises, Inc.

The undersigned officers of  Patrick Plywood Enterprises, Inc. (hereinafter referred to as the “Corporation”), existing pursuant to the provisions of The Indiana General Corporation Act, as amended (hereinafter referred to as the “Act”), desiring to give notice of corporate action effectuating amendment of certain provisions of it, Articles of Incorporation, certify the following facts:

SUBDIVISION A

THE AMENDMENTS

The exact text of Article I of the Articles of Incorporation of the Corporation, as amended (hereinafter referred to as the “Amendments”), now is as follows:

“The name of the Corporation is Patrick

Industries, Inc.”

SUBDIVISION B

MANNER OF ADOPTION AND VOTE

1. Action by Directors (select appropriate paragraph)

(a)           The Board of Directors of the Corporation, at a meeting thereof duly called and held on  _________________, 19____, at which a quorum of such Board of Directors was present, duly adopted a resolution proposing to the Shareholders of the Corporation entitled to vote in respect of the Amendments that the provisions and terms of Article of its Articles of Incorporation be amended so as to road as set forth in the Amendments; and called a meeting of such Shareholders, to be held ______________, 19__, to adopt or reject the Amendments, unless the same were so approved prior date by unanimous written consent.

(b)           By written consent executed on June 18, 1969 signed by all of the members of the Board of Directors of the Corporation, a resolution was adopted proposing to the Shareholders of the Corporation entitled to vote in respect of the Amendments, that the provisions and terms of Article I of its Articles of Incorporation be amended so as to read as set forth in the Amendments, and a meeting of such shareholder; was called to he held  July 3, 1969, to adopt or reject the Amendments, unless the same were so approved prior to unanimous written consent.

2.  Action by Shareholders (select appropriate paragraph)

(a)           The Shareholders of the Corporation entitled to vote in respect of the Amendments, at a meeting thereof, duly called, constituted and held on July 3, 1969, at which 382,214 shares were present in person or by proxy, adopted the Amendments.

The holders of the following classes of shares were entitled to vote as a class in respect of the Amendments:

(1)           Common

(2)

(3)

The number of shares entitled to vote in respect of the Amendments, the number of shares voted in favor of the adoption of the Amendments, and the number of shares voted against such adoption are as follows:

	Total	Shares Entitled To Vote as A Class (as listed immediately above)
		(1)	(2)	(3)
Shares entitled to vote	382,214
Shares voted in favor:	382,214
Shares voted against:	-0-

 (b)           By written consent executed on ________________, ____, signed by the holders of ______________ shares of the Corporation, being all of the shares of the Corporation entitled to vote in respect of the Amendment, the Shareholders adopted the Amendments.

3. Compliance with Legal Requirements

The manner of the adoption of the Amendments, and the vote by which they were adopted, constitute full legal compliance with the provisions of the Act, the Articles of Incorporation and the By-Laws of the Corporation.

SUBDIVISION C

STATEMENT OF CHANGES MADE WITH RESPECT TO THE

SHARES HERETOFORE AUTHORIZED

(NONE)

IN WITNESS WHEREOF, the undersigned officers execute these Articles of Amendment of the Articles of Incorporation, and certify to the truth of the facts herein stated, this 3rd day of July 1969.
_/s/ Mervin D. Lung___________________
(Written Signature)

        Mervin D. Lung___________________ (Printed Signature)

President of Patrick Industries, Inc.

_/s/ Malcolm O. Koons_________________
(Written Signature)

       Malcolm O. Koons_________________
(Printed Signature)

Secretary of Patrick Industries, Inc.
________________________________
(Name of Corporation)

STATE OF INDIANA COUNTY OF ELKHART	}	SS:
I, the undersigned, a Notary Public duly commissioned to take acknowledgments and administer oaths in the State of Indiana, certify that Mervin D. Lung, the President and Malcom O. Koons, the Secretary of the Corporation, the officers executing the foregoing Articles of Amendment, personally appeared before me; acknowledged the execution thereof; and swore to the truth of the facts therein stated.

WITNESS my hand and Notarial Seal this 3rd day of  July, 1969.

_ /s/ Victor Arko__________________
(Written Signature)

Victor Arko______________________
(Printed Signature)

Notary Public

My commission expires

March 15, 1973

This instrument was prepared by Victor Arko, 317 West High St., Elkhart, Indiana.

NOTICE OF CHANGE OF PRINCIPAL OFFICE AND/OR RESIDENT AGENT

OF PATRICK INDUSTRIES, INC.                                                                                                JAN 3, 1961

(Date of Incorporation)

THE UNDERSIGNED OFFICERS OF THE ABOVE INDIANA CORPORATION FOR PROFIT, DESIRING TO GIVE NOTICE OF CHANGE OR PRINCIPAL OFFICE AND/ OR RESIDENT AGENT AS REQUIRED BY LAW, HEREBY CERTIFY THAT :

1.           THE POST OFFICE ADDRESS OF THE PRINCIPAL OFFICE OF THE CORPORATION IS NOW 1800 South 14th Street, Elkhart, Indiana

2.           THE RESIDENT AGENT OF THE CORPORATION IS NOW Dale L. Fore ADDRESS OF RESIDENT AGENT IS NOW 1800 South 14th Street, Elkhart, Indiana

3.           THE ABOVE CHANGES HAVE BEEN AUTHORIZED BY THE BOARD OF DIRECTORS OF THE CORPORATION AMENDING ARTICLE(S) ____________________________________________________________________________ OF THE ARTICLES OF INCORPORATION.

/s/ Mervin D. Lung President	/s/ Dale L. Fore Secretary or Assistant Secretary
NOTARY INFORMATION:  STATE OF INDIANA COUNTY OF ELKHART SUBSCRIBED AND SWORN BEFORE ME, A NOTARY PUBLIC IN AND OF THIS COUNTY AND THIS 23 DAY OF JULY 1974 ___/s/ John P. Sadowney_________________Notary Public

THIS DOCUMENT MUST BE NOTARIZED AND ACCOMPANIED BY A $__.00 FILING FEE!

ROOM 155

STATE CAPITOL BUILDING

INDIANAPOLIS, INDIANA 46204

CORPORATION FORM NO. 120

ANNUAL DOMESTIC CORPORATION REPORT FOR INDIANA CORPORATIONS

TO:	4321-004 09 DOMESTIC 1 PATRICK INDUSTRIES INC 1930 W. LUSCHER AVENUE ELKHART IN 46514

A PERSONAL LETTER TO CORPORATION OFFICERS:

This snap-out set contains two copies of the annual domestic corporation report. For your convenience we have a form for filing a change of principal office and/or resident agent. This form appears on the back of page 1.

PLEASE NOTE THAT THE FILING FEE FOR DOMESTIC PROFIT MAKING CORPORATION ANNUAL REPORTS IS NOW to $15.00 pursuant to IC 1971, 23-3-2, as amended by Indiana Acts 1973 Public Law 247).

The State of Indiana requires that each corporation file an annual report with the Secretary of State. The report must be filed by July 30th. The reporting year is the State of Indiana fiscal year which ends June 30th and the report should reflect information of the corporation on that date. I trust that you will read the instructions carefully and complete the form accurately in order to facilitate the data conversion for our computerized records system, we are asking that all information be printed legibly, Illegible reports will be re turned as unapproved.

I wish to take this opportunity to thank you for your cooperation and to extend to you the services of the Corporation at any time. If you need assistance in completing this document please contact the Chief Deputy of the Corporation Department at (317) 633-6576.

 Sincerely yours,

Larry A. Conn
Secretary of State
State of Indiana

NOTICE OF CHANGE OF PRINCIPAL OFFICE AND/OR RESIDENT AGENT

OF PATRICK INDUSTRIES, INC.                                                                                                JAN 3, 1961

(Date of Incorporation)

THE UNDERSIGNED OFFICERS OF THE ABOVE INDIANA CORPORATION FOR PROFIT, DESIRING TO ____________ OF CHANGE OR PRINCIPAL OFFICE AND/ OR RESIDENT AGENT AS REQUIRED BY LAW, HEREBY CERTIFY THAT :

1.           THE POST OFFICE ADDRESS OF THE PRINCIPAL OFFICE OF THE CORPORATION IS NOW 1800 South 14th Street,  PO Box 638, Elkhart, IN

2.           THE RESIDENT AGENT OF THE CORPORATION IS NOW Keith V.  Kankel Secretary-Treasurer ADDRESS OF RESIDENT AGENT IS NOW 1800 South 14th Street, Elkhart, IN.

3.           THE ABOVE CHANGES HAVE BEEN AUTHORIZED BY THE BOARD OF DIRECTORS OF THE CORPORATION AMENDING ARTICLE(S) Board Meeting, Sept. 25, 1974 OF THE ARTICLES OF INCORPORATION.

/s/ Mervin D. Lung President	/s/ Keith V. Kankel Secretary or Assistant Secretary
NOTARY INFORMATION:  STATE OF INDIANA COUNTY OF ELKHART SUBSCRIBED AND SWORN BEFORE ME, A NOTARY PUBLIC IN AND OF THIS COUNTY AND THIS 2 DAY OF JULY 1975 _/s/ John P. Sadoney_____________ Notary Public

THIS DOCUMENT MUST BE NOTARIZED AND ACCOMPANIED BY A $__.00 FILING FEE!

ROOM 155

STATE CAPITOL BUILDING

INDIANAPOLIS, INDIANA 46204

CORPORATION FORM NO. 120

ANNUAL DOMESTIC CORPORATION REPORT FOR INDIANA CORPORATIONS

TO:	4321-004 09 DOMESTIC 1 PATRICK INDUSTRIES INC 1800 S. 14TH ST ELKHART IN 46514

A PERSONAL LETTER TO CORPORATION OFFICERS:

This snap-out set contains two copies of the annual domestic corporation report. For your convenience we have a form for filing a change of principal office and/or resident agent. This form appears on the back of page 1.

PLEASE NOTE THAT THE FILING FEE FOR DOMESTIC PROFIT MAKING CORPORATION ANNUAL REPORTS IS NOW $15.00 pursuant to IC 1971, 23-3-2, as amended by Indiana Acts 1973 Public Law 247).

The State of Indiana requires that each corporation file an annual report with the Secretary of State. The report must be filed by July 30th. The reporting year is the State of Indiana fiscal year which ends June 30th and the report should reflect information of the corporation on that date. I trust that you will read the instructions carefully and complete the form accurately in order to facilitate the data conversion for our computerized records system, we are asking that all information be printed or typed.   Illegible reports will be re turned as unapproved.

I wish to take this opportunity to thank you for your cooperation and to extend to you the services of the Corporation Department at any time. If you need assistance in completing this document please contact the Chief Deputy of the Corporation Department at (317) 633-6576.

STATE OF INDIANA

OFFICE OF THE SECRETARY OF STATE

Secretary of State

To Whom These Presents Come, Greeting:

WHEREAS, there has been presented to this office for filing, a duly authenticated copy of Articles of Merger, merging

PATRICK SHAMROCK CORPORATION

PLYWOOD PROJECTS, INC.

MOBILCRAFT WOOD PRODUCTS, INC.

an Indiana Corporation, the non-survivor, into

PATRICK INDUSTRIES, INC.

an Indiana Corporation, the survivor, which said corporation shall hereinafter be designated as

PATRICK INDUSTRIES, INC.

Said Articles of Merger having been prepared and signed in accordance with the Indiana General Corporation Act, approved March 16, 1929, and Acts amendatory thereof and supplemental thereto.

WHEREAS, upon due examination, I find that they conform to law:

NOW, THEREFORE, I, LARRY A CONRAD , hereby certify that I have this day endorsed my approval upon the copies of such Articles of Merger, and having received the fees required by law, have filed the required copy in this office endorsed with my approval.

The effective date of the merger is June 21, 1976.

[SEAL]
In Witness Whereof, I have hereunto set my hand and affixed
the seal of the State of Indiana, at the City of Indianapolis, this  21st day of June, 1976

________________________________________________
Larry A. Conrad,                                                      Secretary of State

By__________________________________________________
Deputy

ARTICLES  OF  MERGER

OF

PATRICK SHAMROCK CORPORATION, PLYWOOD PROJECTS, INC. & MOBILCRAFT WOOD PRODUCTS, INC.

(Subsidiary Corporation)

Into

PATRICK INDUSTRIES, INC.

The undersigned, PATRICK INDUSTRIES, INC. (hereinafter referred to as the “Surviving Corporation”), existing pursuant to the provisions of the Indiana General Corporation Act, as amended (hereinafter referred to as the “Act”), and desiring to give notice of corporate actions effectuating the merger of Patrick Shamrock Corp. , Plywood Projects, Inc. and Mobilcraft Wood Products, Inc. (hereinafter referred to as the “Subsidiary Corporation”), a corporation existing pursuant to the Act, ninety-five percent (95%) or more of the shares of each class whereof are owned by the Surviving Corporation, into the Surviving Corporation, and acting by its President or Vice-President and its Secretary or Assistant Secretary, hereby certifies the following facts:

ARTICLE A

Plan of Merger

The Board of Directors of the Surviving Corporation, by resolution duly adopted, approved a Plan of Merger, the title, parties, terms, conditions and signatures of which are as follows:

See Plan and Agreement of Merger attached hereto.

PLAN AND AGREEMENT OF MERGER

PLAN AND AGREEMENT OF MERGER (hereinafter called this “Agreement”) dated as of May 31, 1976, between PATRICK INDUSTRIES, INC., an Indiana corporation (hereinafter called “Patrick Industries” and sometimes called the “Surviving Corporation”), PLYWOOD PROJECTS, INC., an Indiana corporation (hereinafter called “Plywood”), MOBILCRAFT WOOD PRODUCTS, INC., an Indiana corporation (hereinafter called “Mobilcraft”) and PATRICK SHAMROCK CORPORATION, an Indiana corporation (hereinafter called “Shamrock”), Patrick Industries, Plywood, Mobilcraft and Shamrock being sometimes together called the “Constituent Corporations”.
W I T N E S S E T H:

WHEREAS, Patrick Industries has an authorized capital consisting of 3,000,000 shares of Common Stock, without par value (hereinafter sometimes called “Patrick Industries Common Stock”), of which 903,483 shares are issued and outstanding; and
WHEREAS, Plywood has an authorized capital consisting of 1,000 shares of Common Stock without par value (hereinafter sometimes called “Plywood Common Stock”), of which 1,000 shares are issued and outstanding; and
WHEREAS, Mobilcraft has an authorized capital consisting of 1,000 shares of Common Stock, without par value (hereinafter sometimes called “Mobilcraft Common Stock”), of which 100 shares are issued and outstanding; and
WHEREAS, Shamrock has an authorized capital consisting of 1,000 shares of Common Stock, without par value (hereinafter sometimes called “Shamrock Common Stock”), of which 500 shares are issued and outstanding; and

WHEREAS, the respective Boards of Directors of the Constituent Corporations deem it advisable for the general welfare and advantage of Constituent Corporations that they merge (hereinafter sometimes called the “Merger”) pursuant to this Agreement and the applicable provisions of the laws of the State of Indiana in a transaction which qualifies as a reorganization as defined in Section 366(a)(1)(A) of the Internal Revenue Code of 1954, as amended, and approve such reorganization and this Agreement upon the terms and subject to the conditions hereinafter provided; and
WHEREAS, the Surviving Corporation is the holder of all of the issued and outstanding Common Stock of Plywood, Mobilcraft and Shamrock;
NOW, THEREFORE, in consideration of the premises and of the mutual provisions, agreements, covenants, conditions and grants herein contained, and in accordance with the provisions of The Indiana General Corporation Act, the parties hereto mutually covenant and agree as follows:
ARTICLE I

1.01           On the Effective Date of the Merger (as defined in Section 3.01) each of the Constituent Corporations shall be merged into Patrick Industries which shall be the Surviving Corporation. The corporate existence of Patrick Industries, with all its purposes, powers, and objects, shall continue unaffected and unimpaired by the Merger; and as the Surviving Corporation, Patrick Industries shall be governed by the laws of the State of Indiana and succeed to all rights, assets, liabilities, and obligations of Plywood, Mobilcraft and Shamrock. The separate existences and corporate organizations of Plywood, Mobilcraft Shamrock shall cease upon the Effective Date of the Merger, and thereafter Patrick Industries shall continue as the Surviving Corporation under the laws of the State of Indiana.
1.02           If at any time after the Effective Date of the Merger, the Surviving Corporation shall consider or be advised that any further assignments or assurances in law or any other things are necessary or desirable to vest, perfect or confirm, of record or otherwise, in the Surviving Corporation, the title to any property or right of Plywood, Mobilcraft or Shamrock acquired or to be acquired by reason of or as a result of the Merger, the officers and directors of Plywood, Mobilcraft and Shamrock, respectively, shall and will in the name of such respective companies or otherwise, execute and deliver all such proper deeds, assignments, and assurances in law and do all things necessary and proper to vest, perfect or confirm title to such property and rights in the Surviving Corporation and otherwise to carry out the purpose of this Agreement, and the proper officers and directors of the Surviving Corporation are fully authorized in the name of Plywood, Mobilcraft and Shamrock, or otherwise to take any and all such action.
ARTICLE II

2.01           Since all of the issued and outstanding shares of Plywood, Mobilcraft and Shamrock Common Stock are owned by a common shareholder, on the Effective Date of the Merger, each of the issued and outstanding shares of Plywood Common Stock, Mobilcraft Common Stock, and Shamrock Common Stock and each share of Common Stock, if any, held in each of Plywood’s, Mobilcraft’s and Shamrock’s respective Corporate Treasuries shall be cancelled and no shares of the Surviving Corporation shall be issued with respect thereto.
2.02           The Articles of Incorporation of Patrick Industries as existing and constitute immediately prior to the Effective Date of the Merger, shall continue to be and remain the Articles of Incorporation of the Surviving Corporation following said Effective Date.
2.03           The By-Laws of Patrick Industries as existing and constituted immediately prior to the Effective Date of the Merger, shall continue to be and remain the By-Laws of the Surviving Corporation following said Effective Date.
2.04           The Officers and Directors of Patrick Industries immediately prior to the Effective Date of the Merger shall continue and remain the Officers and Directors of the Surviving Corporation following said Effective Date for the terms elected or until their respective successors shall be elected or appointed and qualify.
ARTICLE III

General

3.01           This Agreement shall be filed and recorded in the State of Indiana in accordance with applicable filing and recording requirements of The Indiana General Corporation Act. The Merger shall become effective at the time this Agreement is filed with the Secretary of State of Indiana.
3.02           This Agreement and the transactions contemplated herein may be terminated at any time prior to the Effective Date of the Merger by the Board of Directors of the Surviving Corporation.
3.03           This Agreement may be executed in any number of counterparts and may be, where the same is not required, certified or otherwise delivered without the testimonium clause and signatures. Each counterpart hereof shall be deemed to be an original instrument; but all such counterparts together shall constitute but one Agreement.
3.04           The Surviving Corporation agrees that it may be served with process in the State of Indiana in any proceeding for the enforcement of any obligation of Plywood, Mobilcraft or Shamrock.

3.05           The Surviving Corporation irrevocably appoints the Indiana Secretary of State as its agent to accept service of process in any such proceeding. The address to which a copy should be mailed by the Secretary of State is as follows:
Patrick Industries, Inc. 1800 S. 14th Street Elkhart, Indiana 46514 Attention: Secretary
IN WITNESS WHEREOF, this Agreement has been executed as of the date and year first above written by the Presidents and the Secretaries of Patrick Industries, Plywood, Mobilcraft and Shamrock as directed by their respective Board of Directors.
PATRICK INDUSTRIES, INC.

By____/s/ Mervin D. Lung________________
Mervin D. Lung, President

ATTEST:

/s/ Keith V. Kankel___________________

Keith V. Kankel, Secretary

MOBILCRAFT WOOD PRODUCTS, INC.

ATTEST:	By /s/ Mervin D. Lung Mervin D. Lung, President

/s/ Keith V. Kankel Keith V. Kankel, Secretary

PLYWOOD PROJECTS, INC.

ATTEST:	By /s/ Mervin D. Lung Mervin D. Lung, President

/s/ Keith V. Kankel Keith V. Kankel, Secretary

PATRICK SHAMROCK CORPORATION

ATTEST:	By /s/ Mervin D. Lung Mervin D. Lung, President

/s/ Keith V. Kankel Keith V. Kankel, Secretary

ARTICLE B

Legal Requirements

Section 1. Ownership. The number of outstanding shares of each class of the Subsidiary Corporation, and the number of such shares of each class owned by Surviving Corporation are as follows:

Class	Total Shares Outstanding	Shares Owned by Surviving Corporation

See Plan and Agreement of Merger attached hereto.

Section 2. Notice (select appropriate paragraph).

□(a)           A copy of the Plan of Merger was mailed to each Shareholder of the Subsidiary                                                                                                                                Corporation other than the surviving corporation on______________________,19_____.

□ (b)           Notice of the merger was not required to be mailed.

Section 3. Compliance with Legal Requirements.  The manner of the adoption of the Plan of Merger, and the vote by which it was adopted, constitute full legal compliance with the provisions of the Act, and with the Articles of Incorporation and the By-Laws of the Subsidiary Corporation and the Surviving Corporation.

ARTICLE C

Effective Date

The effective date of the Merger effectuated hereby is the date on which the Plan and Agreement of Merger attached hereto, is filed with the Secretary of State of Indiana.

IN WITNESS WHEREOF, the undersigned Surviving Corporation executes these Articles of Merger, its President or Vice-President and its Secretary or Assistant Secretary acting for and in behalf of such corporation, and certified to the truth of the facts and acts herein recited. Dated this 1st day of June.

PATRICK INDUSTRIES, INC.
     (Name of Corporation)

By_____/s/ Mervin D. Lung__
     (Written Signature)

____Mervin D. Lung______
     (Printed Signature)
Attest:

_/s/ Keith V. Kankel________________

(Written Signature)

_Keith V. Kankel___________________

(Printed Signature)

STATE OF INDIANA COUNTY OF ELKHART	}	SS:
I, the undersigned, a Notary Public duly commissioned to take acknowledgments and administer oaths in the State of Indiana, certify that Mervin D. Lung, the President and Keith V. Kankel, the Secretary of Patrick Industries, Inc., the officers executing the foregoing Articles of Merger, personally appeared before me; acknowledged the execution thereof; and swore to the truth of the facts therein stated.

WITNESS my hand and Notarial Seal this 2nd day of  June, 1976.

__/s/ John P. Sadoney___________________
(Written Signature)
__    John P. Sadoney____________________
(Printed Signature)
Notary Public

My commission expires

August 24, 1976

This instrument was prepared by McDermott, Will & Emery, Attorneys at Law

111 West Monroe Street,                                           Chicago,                      Illinois                                60603

(Number and Street or Building)                                                      (City)                      (State)                                (Zip Code)

The Indiana Secretary of State filing office certifies that this copy is on file in this office.

STATE OF INDIANA
OFFICE OF THE SECRETARY OF STATE

CERTIFICATE OF AMENDMENT

OF

PATRICK INDUSTRIES, INC.

I, EDWIN J. S1MCOX, Secretary of State of Indiana, hereby certify that Articles of Amendment for the above Corporation have been filed in the form prescribed by my office, prepared and signed in duplicate in accordance with Chapter Four of the Indiana General Corporation Act (IC 23-1-4).

NOW, THEREFORE, upon due examination, I find that the Articles of Amendment conform to law, and have endorsed my approval upon the duplicate copies of such Articles; that all fees have been paid as required by law; that one copy of such Articles has been filed in my office; and that the remaining copy of such Articles bearing the endorsement of my approval and filing has been returned by me to the Corporation.

[SEAL]	In Witness Whereof, I have hereunto set my hand and affixed the seal of the State of Indiana, at the City of Indianapolis, this 6th day of June , 1983 EDWIN J. SIMCOX, Secretary of State By Deputy

Certification Number: 2010031581756

The Indiana Secretary of State filing office certifies that this copy is on file in this office.

NOTE:  This form may now also be used for amending pursuant to the Medical Professional Corporation Act, the Dental Professional Corporation Act, and the Professional Corporation Act of 1965, as well as the General Corporation Act.  If the corporation was formed pursuant to the authority of one of these statutes other than the General Corporation Act, so indicate in the preamble below by striking the references in the three inappropriate statutes.  Professional accounting corporations are formed under a new chapter of The General Corporation Act, as no change in the preamble is necessary.

Corporate Form No. 102 (Jan 1976)—Page One
ARTICLES OF AMENDMENT  (Amending Individual
Articles Only)
Prescribed by Larry A. Conrad, Secretary of State of
Indiana
Use Size 8½ x 11 White Paper for Inserts
Filing Requirements—Present 2 Executed Copies to Secretary of State, Room 155, State House Indianapolis  46204
Recording Requirements—Not required.  However, if the
name of the Corporation is changed by these Articles, a certified Certificates of Amendment must be filed with the County Recorder of every County where the Corporation owns real property in Indiana.

ARTICLES OF AMENDMENT

OF THE

ARTICLES OF INCORPORATION

PATRICK INDUSTRIES, INC.

The undersigned officers of                                                                           Patrick Industries, Inc.

(hereinafter referred to as the “Corporation”) existing pursuant to the provisions of the Indiana General Corporation Act (Medical Professional Corporation Act/Dental Professional Corporation Act/Professional Corporation Act of 1965), as amended (hereinafter referred to as the “Act”), desiring to give notice of corporate action effectuating amendment of certain provisions of its Articles of Incorporation, certify the following facts:

ARTICLE I

Text of the Amendment

The exact text of Article(x) V

of the Articles of Incorporation of the Corporation, as amended (hereinafter referred to as the “Amendment”) now is as follows:

Number of Shares

The total number of shares which the Corporation shall have authority to issue is six million (6,000,000) shares, consisting of six million (6,000,000) shares without par value.

Certification Number: 2010031581756

The Indiana Secretary of State filing office certifies that this copy is on file in this office.

Corporation Form No. 102 (Jan. 1976)—Page Two

Prescribed by Larry A. Conrad, Secretary of State of Indiana

ARTICLE II

Manner of Adoption and Vote

Section 1.  Action by Directors (select appropriate paragraph).

(a)           The Board of Directors of the Corporation, at a meeting thereof duly called, constituted and held on, 19   , at which a quorum of such Board of Directors was present, duly adopted a resolution proposing to the Shareholders of the Corporation entitled to vote in respect of the Amendments that the provisions and terms of Article ______ of its Articles of Incorporation be amended so as to read as set forth in the Amendments; and called a meeting of such shareholders, to be held                  , 19        , to adopt or reject the Amendments, unless the same were so approved prior to such date by unanimous written consent.

(b)           By written consent executed on April 18, 1983, signed by all of the members of the Board of Directors of the Corporation, a resolution was adopted proposing to the Shareholders of the Corporation entitled to vote in respect of the Amendments, that the provisions and terms of Article of its Articles of Incorporation be amended so as to read as set forth in the Amendments, and a meeting of such shareholders was called to be held May 26, 1983, to adopt or reject the Amendments, unless the same were so approved prior to such date by unanimous written consent.

Section 2.  Action by Shareholders (select appropriate paragraph).

(a)           The Shareholders of the Corporation entitled to vote in respect of the Amendments, at a meeting thereof, duly called, constituted and held on May 26, 1983, at which 829,094 shares present in person or by proxy, adopted the Amendments.

The holders of the following classes of shares were entitled to vote as a class in respect of the Amendments:

(1)

(2)

(3)

Certification Number: 2010031581756

The Indiana Secretary of State filing office certifies that this copy is on file in this office.

Corporation Form No. 102 (Jan. 1976)—Page Three

Prescribed by Larry A. Conrad, Secretary of State of Indiana

The number of shares entitled to vote in respect of the Amendments, the number of shares voted in favor of the adoption of the Amendments, and the number of shares voted against such adoption are as follows:

	Total	Shares Entitled to Vote as a Class (as listed immediately above)
		(1)	(2)	(3)
Shares entitled to vote:	829,094
Shares voted in favor:	827,948
Shares voted against:	26,669

(b) By written consent executed on ____________________, 19___ signed by the holders of __________ shares of the Corporation, being all of the shares of the Corporation entitled to vote in respect of the Amendments, the Shareholders adopted the Amendments.

Section 3.  Compliance with Legal Requirements.

The manner of the adoption of the Amendments, and the vote by which they were adopted, constitute full legal compliance with the provisions of the Act, the Articles of Incorporation, and the By-Laws of the Corporation.

ARTICLE III

Statement of Changes Made With Respect to Any Increase

In The Number of Shares Heretofore Authorized

Aggregate Number of Shares Previously Authorized	3,000,000
Increase	3,000,000	(indicate “0” or “N/A” if no increase)
Aggregate Number of Shares To Be Authorized After Effect of This Amendment		6,000,000

Certification Number: 2010031581756

The Indiana Secretary of State filing office certifies that this copy is on file in this office.

Corporation Form No. 102 (Jan. 1976)—Page Four

Prescribed by Larry A. Conrad, Secretary of State of Indiana

IN WITNESS WHEREOF, the undersigned officers execute these Articles of Amendment of the Articles of Incorporation of the Corporation, and certify to the truth of the facts herein stated, this 31st day of May, 1983.

(Written Signature)	(Written Signature)
(Printed Signature)	(Printed Signature)
President of (Name of Corporation)	Secretary of (Name of Corporation)

STATE OF INDIANA

)   SS:

COUNTY OF ELKHART

I, the undersigned, a Notary Public duly commissioned to take acknowledgements and administer oaths in the State of Indiana, certify that Mervin D. Lung, the President and Keith V. Kankel, the Secretary of Patrick Industries, Inc., the officers executing the foregoing Articles of Amendment of the Articles of Incorporation, personally appeared before me, acknowledged the execution thereof, and swore to the truth of the facts there stated.

Witness my hand and Notarial Seal this 31st day of May, 1983.

(                                 )

(                                 )

Notary Public
My Commission Expires:

             August 24, 1984

This instrument was prepared by Roberta Blum Stein, Attorney at Law, 111 West Monroe Street, Chicago, Illinois 60603.

Certification Number: 2010031581756

The Indiana Secretary of State filing office certifies that this copy is on file in this office.

State Form 39074
SS-C71
Rev. 12-79
STATE OF INDIANA

OFFICE OF THE SECRETARY OF STATE

CERTIFICATE OF MERGER

To Whom These Presents Come, Greeting:

WHEREAS, there have been presented to this office for filing duplicative copies of Articles of Merger, merging

Corporation                                           State of Incorporation                                                      Date of Incorporation/Admission

ILC PRODUCTS COMPANY, INC.                                                                           DELAWARE                                                      MARCH 27, 1969

the non-survivor(s), info

PATRICK INDUSTRIES, INC.,

an Indiana Corporation, the survivor, which corporation shall hereinafter be designated as

PATRICK INDUSTRIES, INC.

NOW, THEREFORE, I, EDW1N J. SIMCOX, Secretary of State of Indiana, do hereby certify that I have this day endorsed my approval upon the duplicate copies of the Articles of Merger so presented, and having received the fees required by law, have filed one copy in this office and returned the other to the corporation.

The effective date of the merger is SEPTEMBER 16, 1985

[SEAL]
In Witness Whereof, I have hereunto set my hand and affixed the seal of the State of Indiana, at the City of Indianapolis, this                         16th                       day of                            SEPTEMBER                            , 1985

                EDWIN J. SIMCOX, Secretary of State
By
 Deputy

Certification Number: 2010031581756

The Indiana Secretary of State filing office certifies that this copy is on file in this office.

FILING REQUIREMENTS – Present 2 fully executed copies to the Secretary of State, plus such additional copies as needed in order to fulfill the recording requirements, and filing fee of $36.00.	ARTICLES OF MERGER– page one
RECORDING REQUIREMENTS – within 10 days of the effective
date of the merger, a copy of the Certificate of Merger, duly certified by the Secretary of State, must be filed with the Recorder of all counties in Indiana in which any corporation party to the merger has real estate, the title to which is transferred thereby, and in counties in which the surviving corporation owns real property when the name of the survivor is changed via the merger.
Corporate Form #106 (______ 1979) State Farm 3903___ Prescribed by Edwin J. Simcox Secretary of State of Indiana

ARTICLES OF MERGER

of

ILC PRODUCTS COMPANY, INC.

(a Subsidiary Corporation)

into

PATRICK INDUSTRIES, INC.

The undersigned, Patrick Industries, Inc. (hereinafter, “Surviving Corporation”), existing pursuant to the provisions of Indiana General Corporation Law (Insert Statutory Name or Citation), as amended (hereinafter, the “Act”), and desiring to give notice of corporate actions effectuating the merger of ILC Products Company, Inc. (hereinafter, “Merging” or “Subsidiary Corporation”), existing pursuant to Delaware General Corporation Law (Insert Statutory Name or Citation), ninety-five (95%) per cent or more of the shares of each class of which are owned by the Surviving Corporation, into the Surviving Corporation, and acting by its President or Vice-President and its Secretary or Assistant Secretary, hereby certifies the following facts:

Article I

PLAN OF MERGER

The Board of Directors of the Surviving Corporation, by resolution duly adopted, approved a Plan of Merger, containing such information as required by I.C.23-1-5-2, which plan is set forth in “Exhibit A” attached hereto and made a part hereof:

See Attachment I

(Here insert Plan of Merger – use additional 8½” x 11” pages as necessary)

Certification Number: 2010031581756

The Indiana Secretary of State filing office certifies that this copy is on file in this office.

ARTICLES OF MERGER—page two

ARTICLE II

LEGAL REQUIREMENTS

Section 1.  Ownership:  The number of outstanding shares of each class of the Subsidiary Corporation, and the number of shares of each class owned by the Surviving Corporation are as follows:

Class	Total Shares Outstanding	Shares Owned by Surviving Corporation
Common Stock	1,036,568	1,036,568

Section 2.  Notice (select appropriate paragraph):

 (a) A copy of the Plan of Merger was mailed to each Shareholder of the Subsidiary Corporation other than the Surviving Corporation on ____________________________, 19___

 (b) Notice of the merger was not required to he mailed.

Section 3.  Compliance with Legal Requirements:  The manner of the adoption of the Plan of Merger and the vote by which it was adopted constitute full legal compliance with the provisions of the Act and with the Articles of Incorporation and the By-Laws of the Subsidiary Corporation and the Surviving Corporation.

Article III

EFFECTIVE DATE

The effective date of the merger effectuated hereby is upon filing, 19____.  (May NOT be prior to nor more than 30 days after date of filing with Secretary of State.)

Certification Number: 2010031581756

The Indiana Secretary of State filing office certifies that this copy is on file in this office.

Attachment I to Articles of Merger:

PLAN OF MERGER

FIRST: Patrick Industries, Inc. (hereinafter “Patrick” or “surviving corporation”) owns all of the issued and outstanding stock of ILC Products Company, Inc., a Delaware corporation (“ILC”).

SECOND: Patrick shall merge ILC into Patrick and shall assume all of the obligations of ILC.

THIRD: Upon the consummation of the merger, each issued and outstanding share of ILC shall forthwith and without further corporate action be cancelled, and no new shares of ILC shall be issued.

FOURTH: The merger shall become effective upon date of filing of Articles of Merger with the Secretary of State of Indiana and a Certificate of Ownership and Merger with the Secretary of State of Delaware.

FIFTH: Upon the consummation of the merger, ILC shall be merged into Patrick and its separate corporate existence shall cease. The surviving corporation shall have all the rights, privileges, immunities and franchises, public and private, of the constituent corporations. All property, real, personal and mixed, and all debts due on whatever account and all other choses in action and every other interest of or belonging to or due each of the constituent corporation, shall be transferred to and vested in the surviving corporation without further act or deed. The surviving corporation shall be responsible and liable for the liabilities and obligations of the constituent corporations. Any claim existing or action or proceeding pending against any of the constituent corporations may be prosecuted to judgment as if the merger had not taken place or the surviving corporation may be substituted in its place. Neither the rights of creditors, nor any lien on the property of a constituent corporation shall be impaired in any way by reason of the merger.

SIXTH: The Plan of Merger may be amended or abandoned prior to the consummation thereof by the Board of Directors of Patrick.

SEVENTH: The surviving corporation agrees that it may be served with process in the State of Delaware, in any proceeding for enforcement of any obligation of ILC as well as for enforcement of any obligation of Patrick arising from the merger, and hereby irrevocably appoints the Secretary of State of the State of Delaware as its agent to accept service of process in any such suit or other proceeding. The address to which a copy of such process shall be mailed by the Secretary of State shall be: Mervin D. Lung, President; Patrick Industries, Inc.; 1800 South 14th Street; Elkhart, Indiana 46515.

Certification Number: 2010031581756

The Indiana Secretary of State filing office certifies that this copy is on file in this office.

IN WITNESS WHEREOF, the undersigned Surviving Corporation executes these Articles of Merger, its President or Vice-President and its Secretary or Assistant Secretary acting for and in behalf of such corporation, and certifies to the truth of the facts and acts herein recited.

Dated this 3rd day of SEPTEMBER, 1985.

PATRICK INDUSTRIES, INC.
(Name of Corporation)

By:	/s/ Mervin D. Lung
(Written Signature)

Mervin D. Lung
(Printed Name)

PRESIDENT
Attest:

/s/ Keith V. Kankel
(Written Signature)

Keith V. Kankel
(Printed Name)

SECRETARY

STATE OF INDIANA

)   SS:

COUNTY OF ELKHART

I, the undersigned, a Notary Public duly commissioned by the State of Indiana to take acknowledgements and administer oaths, certify that the above-signed officers of the above-designated corporation personally appeared before me, executed the foregoing instrument, and swore or attested to the truth of the facts stated therein.

WITNESS my hand and Notarial Seal this 3rd day of SEPTEMBER, 1985.

My Notarial Commission Expires: April 24, 1988	/s/ John P. Sadowey (Written Signature)
I am a resident of ELKHART County	John P. Sadoway (Printed Name)

Instrument prepared by McDermott, Will & Emery

Certification Number: 2010031581756

The Indiana Secretary of State filing office certifies that this copy is on file in this office.

Corporate Form No. 109 (Jan. 1974—Page One
STATEMENT OF CANCELLATION AND RES.
TORATION OR DEAUTHORIZATION OF
SHARES
Filing Requirements  Present 2 Executed Copies  to Secretary of State within 30 days after  adoption of Resolution of Reduction

STATEMENT OF CANCELLATION AND

RESTORATION OR DEAUTHORIZATION OF

SHARES

OF

PATRICK INDUSTRIES, INC.

The undersigned officers of Patrick Industries, Inc., (hereinafter referred to as the “Corporation”), existing pursuant to the provisions The Indiana General Corporation Act as amended (hereinafter referred to as the “Act”), desiring to give notice of corporate action effectuating cancellation of shares of the Corporation, which have been reacquired by it, and restored to the status of authorized by unissued shares or deauthorized shares, certify the following facts:

SUBDIVISION A

Shares Cancelled

1.           (Check appropriate box)

This statement relates to the cancellation of shares of the Corporation other than preferred shares.

This statement relates to the cancellation of preferred shares of the Corporation only.

2.           (Check appropriate box)

           The shares cancelled hereby shall have the status of authorized but unissued shares.

The shares cancelled hereby shall no longer be authorized shares of the Corporation.

Certification Number: 2010031581756

The Indiana Secretary of State filing office certifies that this copy is on file in this office.

Corporate Form No. 109 (Jan. 1974) Page Two

SUBDIVISION B

ACTION BY DIRECTORS

(Select appropriate paragraph)

The Board of Directors of the Corporation at a meeting thereof, duly called, constituted and held on ____________________, 19___, at which a quorum of such Board of Directors was present, duly adopted the following resolutions:

By written consent, executed on September 19, 1985, signed by all of the members of the Board of Directors of the Corporation, the following resolutions were adopted:

RESOLVED, that 816,529 shares of the Corporation heretofore reacquired by it, as itemized below by class, are hereby cancelled.

RESOLVED, that the Corporation (shall) have authority to reissue the shares cancelled hereby.

RESOLVED, that the Treasurer of the Corporation is authorized and directed to reflect such cancellation upon the books of account of the Corporation, and in connection therewith, to reduce the stated capital of the Corporation by the aggregate par value of the shares so cancelled having a par value, and by the aggregate consideration allocated by Board of Directors to stated capital in respect of the shares so cancelled having no par value.

Certification Number: 2010031581756

The Indiana Secretary of State filing office certifies that this copy is on file in this office.

Corporate Form No. 109 (Jan. 1974) Page Three

SUBDIVISION C

STATEMENT OF CHANGES MADE WITH RESPECT TO THE

SHARES HERETOFORE AUTHORIZED

(Note: If preferred shares only are cancelled by this statement, the information required to be given in this subdivision need be given only in respect of preferred shares of the Corporation.  If shares other than preferred shares are cancelled, strike out the word “preferred” each time it occurs.

1.           Aggregate Number of Shares Heretofore Authorized

The aggregate number of (preferred) shares which the Corporation had authority to issue prior to such cancellation, itemized by class, is as follows:

Class	Shares Heretofore Authorized
Common	6,000,000

2.           Aggregate Number of Shares Cancelled

The number of shares which are cancelled hereby itemized by class is as follows:

Class	Shares Heretofore Authorized
Common	816,529

3.           Aggregate Number of Shares Hereafter Authorized

The aggregate number of shares which the Corporation will have authority to issue after giving effect to such cancellation, itemized by class, is as follows:

Class	Shares Heretofore Authorized
Common	6,000,000

4.           Number of Issued and Unissued Shares

The aggregate number of issued shares and the aggregate number of unissued (preferred ) shares of the Corporation, after giving effect to such cancellation, itemized by class, are as follows:

Class	Shares Issues	Shares Unissued
Common	1,271,559	4,728,441

5.           Number Restored to the Status of Authorized by Unissued

The total number of shares hereby restored to the status of authorized but unissued shares of the Corporation is 816,529.

Certification Number: 2010031581756

The Indiana Secretary of State filing office certifies that this copy is on file in this office.

Corporate Form No. 109 (Jan. 1974) Page Four

IN WITNESS WHEREOF, the undersigned officers execute this Statement and certify to the truth of the facts herein, stated, this 19th day of September, 1985.

                               /s/ William J. Laub
(Written Signature)

       William J. Laub
(Printed Signature)

Vice President of

                               Patrick Industries, Inc.
(Name of Corporation)

                               /s/ Keith V. Kankel
(Written Signature)

                               Keith V. Kankel
(Printed Signature)

Secretary of

                               Patrick Industries, Inc.
(Name of Corporation)
STATE OF INDIANA                                                      )
) SS:
COUNTY OF                                )

I, the undersigned, a Notary Public duly commissioned to take acknowledgements and administer oaths in the State of Indiana, certify that William J. Laub, the Vice President and Keith V. Kankel, the Secretary of PATRICK INDUSTRIES, INC., the officers executing the foregoing Statement, personally appeared before me; acknowledged the execution thereof; and swore to the truth of the facts therein stated.

WITNESS my hand and Notarial Seal this _____ day of ______________, 19___.

/s/ John P. Sadowey
(Written Signature)

John P. Sadowey
           (Printed Signature)
Notary Public
My Commission Expires:

             August 24, 1988

This instrument was prepared by PATRICK INDUSTRIES, INC.

Certification Number: 2010031581756

The Indiana Secretary of State filing office certifies that this copy is on file in this office.

Corporate Form No. 109 (Jan. 1974 - _____

STATEMENT OF CANCELLATION AND RESTORATION OR DEAUTHORIZATION OF SHARES

Filing Requirements  Present 2 Executed copies to Secretary of State within 5 days adoption of Resolution of Reduction

Approved and Filed

SEP 20, 1985.

STATEMENT OF CANCELLATION AND

RESTORATION OR DEAUTHORIZATION OF

SHARES

OF

PATRICK INDUSTRIES, INC.

The undersigned officers of Patrick Industries, Inc., (hereinafter referred to as the “Corporation”), existing pursuant to the provisions The Indiana General Corporation Act as amended (hereinafter referred to as the “Act”), desiring to give notice of corporate action effectuating cancellation of shares of the Corporation, which have been reacquired by it, and restored to the status of authorized by unissued shares or deauthorized shares, certify the following facts:

SUBDIVISION A

Shares Cancelled

1.           (Check appropriate box)

[X]	This statement relates to the cancellation of shares of the Corporation other than preferred shares.

This statement relates to the cancellation of preferred shares of the Corporation only.

2.           (Check appropriate box)

   [X]        The shares cancelled hereby shall have the status of authorized but unissued shares.

The shares cancelled hereby shall no longer be authorized shares of the Corporation.

Certification Number: 2010031581756

The Indiana Secretary of State filing office certifies that this copy is on file in this office.

Corporate Form No. 109 (Jan. 1974) Page Two

SUBDIVISION B

ACTION BY DIRECTORS

(Select appropriate paragraph)

The Board of Directors of the Corporation at a meeting thereof, duly called, constituted and held on _______________, 19___, at which a quorum of such Board of Directors was present, duly adopted the following resolutions:

By written consent, executed on September 19, 1985, signed by all of the members of the Board of Directors of the Corporation, the following resolutions were adopted:

RESOLVED, that 166,721 shares of the Corporation heretofore reacquired by it, as itemized below by class, are hereby cancelled.

RESOLVED, that the Corporation (shall) (~~shall not~~) have authority to reissue the shares cancelled hereby.

RESOLVED, that the Treasurer of the Corporation is authorized and directed to reflect such cancellation upon the books of account of the Corporation, and in connection therewith, to reduce the stated capital of the Corporation by the aggregate par value of the shares so cancelled having a par value, and by the aggregate consideration allocated by the Board of Directors to stated capital in respect of the shares so cancelled having no par value.

Certification Number: 2010031581756

The Indiana Secretary of State filing office certifies that this copy is on file in this office.

Corporate Form No. 109 (Jan. 1974) Page Three

SUBDIVISION C

STATEMENT OF CHANGES MADE WITH RESPECT TO THE

SHARES HERETOFORE AUTHORIZED

(Note: If preferred shares only are cancelled by this statement, the information required to be given in this subdivision need be given only in respect of preferred shares of the Corporation.  If shares other than preferred shares are cancelled, strike out the word “preferred” each time it occurs.

1.           Aggregate Number of Shares Heretofore Authorized

The aggregate number of (preferred) shares which the Corporation had authority to issue prior to such cancellation, itemized by class, is as follows:

Class	Shares Heretofore Authorized
Common	6,000,000

2.           Aggregate Number of Shares Cancelled

The number of shares which are cancelled hereby itemized by class is as follows:

Class	Shares Heretofore Authorized
Common	166,721

3.           Aggregate Number of Shares Hereafter Authorized

The aggregate number of shares which the Corporation will have authority to issue after giving effect to such cancellation, itemized by class, is as follows:

Class	Shares Heretofore Authorized
Common	6,000,000

4.           Number of Issued and Unissued Shares

The aggregate number of issued shares and the aggregate number of unissued (preferred ) shares of the Corporation, after giving effect to such cancellation, itemized by class, are as follows:

Class	Shares Issues	Shares Unissued
Common	1,104,838	4,895,162

5.           Number Restored to the Status of Authorized by Unissued

The total number of shares hereby restored to the status of authorized but unissued shares of the Corporation is 166,721.

Certification Number: 2010031581756

The Indiana Secretary of State filing office certifies that this copy is on file in this office.

Corporate Form No. 109 (Jan. 1974) Page Four

IN WITNESS WHEREOF, the undersigned officers execute this Statement and certify to the truth of the facts herein, stated, this 19th day of September, 1985.

    /s/ William J. Laub
(Written Signature)

                                   William J. Laub

     (Printed Signature)

Vice President of

                               Patrick Industries, Inc.
(Name of Corporation)

                               /s/ Keith V. Kankel

(Written Signature)

       Keith V. Kankel

(Printed Signature)

Secretary of

    Patrick Industries, Inc.
(Name of Corporation)
STATE OF INDIANA                                                      )
) SS:
COUNTY OF  ELKHART )

I, the undersigned, a Notary Public duly commissioned to take acknowledgements and administer oaths in the State of Indiana, certify that William J. Laub, the Vice President and Keith V. Kankel, the Secretary of PATRICK INDUSTRIES, INC., the officers executing the foregoing Statement, personally appeared before me; acknowledged the execution thereof; and swore to the truth of the facts therein stated.

WITNESS my hand and Notarial Seal this _____ day of ______________, 19___.

/s/ John V. Sadoway
(Written Signature)

                            John V. Sadoway
(Printed Signature)
Notary Public
My Commission Expires:

             April 24, 1988

This instrument was prepared by PATRICK INDUSTRIES, INC.

Certification Number: 2010031581756

The Indiana Secretary of State filing office certifies that this copy is on file in this office.

STATE OF INDIANA
OFFICE OF THE SECRETARY OF STATE

To Whom These Presents Come, Greeting:

WHEREAS, there has been presented to me at this office a Statement of Reduction of the Authorized Capital Stock of

PATRICK INDUSTRIES, INC.

Showing reduction of authorized Capital Stock from

1.	Shares Heretofore Authorized
6,000,000
Common

2.	Shares Reduced and Cancelled
166,721
Common

3.	Shares Hereafter Authorized
6,000,000
Common

4.	Number of Issued and Unissued (Preferred) Shares

Class	Shares Issues	Shares Unissued
Common	1,104,838	4,895,162
5.	Number Restored to the Status of Authorized but Unissued The total number of shares hereby restored to the status of authorized but unissued shares of the Corporation is 166,721.

WHEREAS, said Statement of Reduction of Authorized Capital Stock has been prepared and signed in accordance with Chapter Four of the Indiana General Corporation Act (IC 23-1-4) or

WHEREAS, upon due examination, I find that they conform to law:

NOW, THEREFORE, I, EDWIN J. SIMCOX, Secretary of State of Indiana, hereby certify that I have this day endorsed my approval upon all copies of the statement so presented, and, having received the fees required by law, have filed one copy of the statement in this office and returned the remaining copies bearing the endorsement of my approval to the Corporation.

[SEAL]
In Witness Whereof, I have hereunto set my hand and affixed the seal of the State of Indiana, at the City of Indianapolis, this                        20th                       day of                           SEPTEMBER                         , 1985

                EDWIN J. SIMCOX, Secretary of State
By
 Deputy

Certification Number: 2010031581756

The Indiana Secretary of State filing office certifies that this copy is on file in this office.

STATE OF INDIANA

OFFICE OF THE SECRETARY OF STATE

To Whom These Presents Come, Greeting:

WHEREAS, there has been presented to me at this office a Statement of Reduction of the Authorized Capital Stock of

PATRICK INDUSTRIES, INC.

Showing reduction of authorized Capital Stock from

1.	Shares Heretofore Authorized
6,000,000

2.	Shares Reduced and Cancelled
816,529

3.	Shares Hereafter Authorized
6,000,000

4.	Number of Issued and Unissued (Preferred) Shares

Class	Shares Issues	Shares Unissued
Common	1,271,559	4,728,441

5.	Number Restored to the Status of Authorized but Unissued The total number of shares hereby restored to the status of authorized but unissued shares of the Corporation is 816,529.

WHEREAS, said Statement of Reduction of Authorized Capital Stock has been prepared and signed in accordance with Chapter Four of the Indiana General Corporation Act (IC 23-1-4) or Chapter One of The Indiana Agricultural Cooperative Act (IC 15-7-1);

WHEREAS, upon due examination, I find that they conform to law:

NOW, THEREFORE, I, EDWIN J. SIMCOX, Secretary of State of Indiana, hereby certify that I have this day endorsed my approval upon all copies of the statement so presented, and, having received the fees required by law, have filed one copy of the statement in this office and returned the remaining copies bearing the endorsement of my approval to the Corporation.

[SEAL]
In Witness Whereof, I have hereunto set my hand and affixed the seal of the State of Indiana, at the City of Indianapolis, this                         19th                       day of                      September                             , 1985

                EDWIN J. SIMCOX, Secretary of State
By
Deputy

Certification Number: 2010031581756

The Indiana Secretary of State filing office certifies that this copy is on file in this office.

Form SSC-32
State Form 47020

STATE OF INDIANA

OFFICE OF THE SECRETARY OF STATE

CERTIFICATE OF AMENDMENT

OF

PATRICK INDUSTRIES, INC.

I, EDWIN J. SIMCOX, Secretary of State of Indiana, hereby certify that Articles of Amendment for the above Corporation have been filed in the form prescribed by my office, prepared and signed in duplicate in accordance with Chapter Four of the Indiana General Corporation Act (IC 23-1-4).

NOW, THEREFORE, upon due examination, I find that the Articles of Amendment conform to law, and have endorsed my approval upon the duplicate copies of such Articles; that all fees have been paid as required by law; that one copy of such Articles has been filed in my office; and that the remaining copy of such Articles bearing the endorsement of my approval and filing has been returned by me to the Corporation.

[SEAL]	In Witness Whereof, I have hereunto set my hand and affixed the seal of the State of Indiana, at the City of Indianapolis, this 19th day of May , 1986 EDWIN J. SIMCOX, Secretary of State By Deputy

Corporate Form No. 102 (Jan 1971) —Page One
ARTICLES OF AMENDMENT (Amending In-
dividual Articles Only)
Prescribed by Larry A. Conrad, Secretary of State
of Indiana
Use Size 8½  x 11 White Paper for Inserts
Filing Requirements—Present 2  Executed Copies to Secretary of State, Room 155, State House Indianapolis 46204
Recording Requirements—Not required.  However, if the name of the Corporation is changed by these Articles, a certified Certificates of Amendment must be filed with the County Recorder of every County where the Corporation owns real property in Indiana.

ARTICLES OF AMENDMENT

OF THE

ARTICLES OF INCORPORATION

OF

PATRICK INDUSTRIES, INC.

The undersigned officers of Patrick Industries, Inc. (hereinafter referred to as the “Corporation”) existing pursuant to the provisions of the Indiana General Corporation Act, as amended (hereinafter referred to as the “Act”), desiring to give notice of corporate action effectuating amendment of certain provisions of its Articles of Incorporation, certify the following facts:

ARTICLE I

Text of the Amendment

The exact text of Article(s) _________________________________________________ of the Articles of Incorporation of the Corporation, as amended (hereinafter referred to as the “Amendments”), now is as follows:

SEE ATTACHED RIDER I

Corporate Form No. 102 (Jan. 1971)—Page Two Prescribed by Larry A. Conrad, Secretary of State of Indiana
ARTICLE II

Manner of Adoption and Vote

Section 1.  Action by Directors (select appropriate paragraph).

(a)           ~~The Board of Directors of the Corporation, at a meeting thereof duly called, constituted and held on , 19    , at which a quorum of such Board of Directors was present, duly adopted a resolution proposing to the Shareholders of the Corporation entitled to vote in respect of the Amendments that the provisions and terms of Article ______ of its Articles of Incorporation be amended so as to read as set forth in the Amendments; and called a meeting of such shareholders, to be held                  , 19        , to adopt or reject the Amendments, unless the same were so approved prior to such date by unanimous written consent.~~

(b)           By written consent executed on March 5, 1986, signed by all of the members of the Board of Directors of the Corporation, a resolution was adopted proposing to the Shareholders of the Corporation entitled to vote in respect of the Amendments, that the provisions and terms of Article of its Articles of Incorporation be amended so as to read as set forth in the Amendments, and a meeting of such shareholders was called to be held May 28, 1986, to adopt or reject the Amendments, unless the same were so approved prior to such date by unanimous written consent.

Section 2.  Action by Shareholders (select appropriate paragraph).

(a)           The Shareholders of the Corporation entitled to vote in respect of the Amendments, at a meeting thereof, duly called, constituted and held on May 28, 1986, at which a quorum of such shareholders (671,800) were present in person or by proxy, adopted the Amendments.

The holders of the following classes of shares were entitled to vote as a class in respect of the Amendments:

(1)

(2)           N/A

(3)

Corporate Form No. 102 (Jan. 1971)–Page Three Prescribed by Larry A. Conrad, Secretary of State of Indiana
The numbers of shares entitled to vote in respect of the Amendments, the number of shares voted in favor of the adoption of the Amendments, and the number of shares voted against such adoption are as follows:

	Total	Shares Entitled to Vote as a Class (as listed immediately above)
		(1)	(2)	(3)
SEE ATTACHED RIDER II
Shares entitled to vote:	___________	___________	___________	___________
Shares voted in favor:	___________	___________	___________	___________
Shares voted against:	___________	___________	___________	___________

XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX

Section 3.  Compliance with Legal Requirements.

The manner of the adoption of the Amendments, and the vote by which they were adopted, constitute full legal compliance with the provisions of the Act, the Articles of Incorporation, and the By-Laws of the Corporation.

ARTICLE III

STATEMENT OF CHANGES MADE WITH RESPECT TO ANY INCREASE

IN THE NUMBER OF SHARES HERETOFORE AUTHORIZED

Aggregate Number of Shares Previously Authorized	6,000,000
Increase	1,000,000
Aggregate Number of Shares To Be Authorized After Effect of This Amendment	7,000,000

Corporate Form No. 102 (Jan. 1971)—Page Four Prescribed by Larry A. Conrad, Secretary of State of Indiana
IN WITNESS WHEREOF, the undersigned officers execute these Articles of Amendment of the Articles of Incorporation of the Corporation, and certify to the truth of the facts herein stated this 28th day of May, 1986.

/s/ Mervin D. Lung (Written Signature)	/s/ Keith V. Kankel (Written Signature)
Mervin D. Lung (Printed Signature)	Keith V. Kankel (Printed Signature)
President of Patrick Industries, Inc. (Name of Corporation)	Secretary of Patrick Industries, Inc. (Name of Corporation)
STATE OF INDIANA )
COUNT OF ELKHART ) SS:

I, the undersigned, a Notary Public duly commissioned to take acknowledgements and administer oaths in the State of Indiana, certify that Mervin D. Lung, the President, and Keith V. Kankel, the secretary of Patrick Industries, Inc. the officers executing the foregoing Articles of Amendment of the Articles of Incorporation, personally appeared before me, acknowledged the execution thereof, and swore to the truth of the facts therein stated.

Witness my hand and Notarial Seal this 28th day of May, 1986.

/s/ John P. Sadowey
(Written Signature)

John P. Sadowey
(Printed Signature)

My Commission Expires:

             April 24, 1988

This instrument was prepare by Roberta Blum Stein, Attorney at Law, 111 West Monroe, Chicago, Illinois 60603

Certification Number: 2010031581756

The Indiana Secretary of State filing office certifies that this copy is on file in this office.

RIDER I

TO THE ARTICLES OF AMENDMENT

TO THE ARTICLES OF INCORPORATION

OF PATRICK INDUSTRIES, INC.

ARTICLE V

Number of Shares

The total number of shares which the Corporation shall have authority to issue is seven million (7,000,000) shares consisting of one million (1,000,000) shares of Preferred Stock without par value and six million (6,000,000) shares of Common Stock without par value.

ARTICLE VI

Terms of Shares

A.           PREFERRED STOCK:  Shares of Preferred Stock may be issued from time to time in one or more series as may from time to time be determined by the Board of Directors, each of said series to be distinctly designated.  All shares of any one series of Preferred Stock shall be alike in every particular, except that there may be different dates from which dividends, if any, thereon shall be cumulative, if made cumulative.  The voting powers and the preferences and relative, participating, optional and other special rights of each such series, and the qualifications, limitations or restrictions thereof, if any, may differ from those of any and all other series at any time outstanding; and, subject to the provisions of subparagraph 1 of Paragraph C of this Article VI, the Board of Directors of the Corporation is hereby expressly granted authority to fix by resolution or resolutions adopted prior to the issuance of any shares of a particular series of Preferred Stock, the voting powers and the designations, preferences and relative, optional and other special rights, and the qualifications, limitations and restrictions of such series, including, without limiting the generality of the foregoing, the following:

1.           The distinctive designation of, and the number of shares of Preferred Stock which shall constitute such series, which number may be increased (except where otherwise provided by the Board of Directors) or decreased (but not below the number of shares thereof then outstanding) from time to time by like action of the Board of Directors;

2.           The rate and times at which, and the terms and conditions on which, dividends, if any, on Preferred Stock of such series shall be paid, the extent of the preference or relation, if any, of such dividends to the dividends payable on any other class or classes, or series of the same or other classes of stock and whether such dividends shall be cumulative or noncumulative;

3.           The right, if any, of the holder of Preferred Stock of such series to convert the same into or exchange the same for, shares of any other class or classes or of any series of the same or any other class or classes of stock of the Corporation and the terms and conditions of such conversion or exchange;

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4.           Whether or not Preferred Stock of such series shall be subject to redemption, and the redemption price or prices and the time or times at which, and the terms and conditions on which, Preferred Stock of such series may be redeemed;

5.           The rights, if any, of the holders of Preferred Stock of such series upon the voluntary or involuntary liquidation, merger, consolidation, distribution or sale of assets, dissolution or winding-up of the Corporation;

6.           The terms of the sinking fund or redemption or purchase account, if any, to be provided for the Preferred Stock of such series; and

7.           The voting powers, if any, of the holders of such series of Preferred Stock which may, without limiting the generality of the foregoing, include the right, voting as a series or by itself or together with other series of Preferred Stock or all series of Preferred Stock as a class, to elect one or more directors of the Corporation if there shall have been a default in the payment of dividends on any one or more series of Preferred Stock or under such other circumstances and on such conditions as the Board of Directors may determine.

B.           COMMON STOCK: After the requirements with respect to preferential dividends on the Preferred Stock (fixed in accordance with the provisions of Paragraph A of this Article VI), if any, shall have been met and after the Corporation shall have complied with all the requirements, if any, with respect to the setting aside of sums as sinking funds or redemption or purchase accounts (fixed in accordance with the provisions of Paragraph A of this Article VI), and subject further to any other conditions which may be fixed in accordance with the provisions of Paragraph A of this Article VI, then and not otherwise the holders of Common Stock shall be entitled to receive such dividends as may be declared from time to time by the Board of Directors.

After distribution in full of the preferential amount, if any (fixed in accordance with the provisions of Paragraph A of this Article VI), to be distributed to the holders of Preferred Stock in the event of voluntary or involuntary liquidation, distribution or sale of assets, dissolution or winding-up of the Corporation, the holders of the Common Stock shall be entitled to receive all of the remaining assets of the Corporation, tangible and intangible, of whatever kind available for distribution to stockholders ratably in proportion to the number of shares of Common Stock held by them respectively.

C.           OTHER PROVISIONS:

1.           No holder of any of the shares of any class or series of stock or options, warrants or other rights to purchase shares of any class or series of stock or of other securities of the Corporation shall have any preemptive right to purchase or subscribe for any unissued stock of any class or series or any additional shares of any class or series to be issued by reason of any increase of the authorized capital stock of the Corporation of any class or series, or bonds, certificates of indebtedness, debentures or other securities convertible into or exchangeable for stock of the Corporation of any class or series, or carrying any right to purchase stock of any class or series, but any such unissued stock, additional authorized issue of shares of any class or series of stock or securities convertible into or exchangeable for stock, or carrying any right to

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purchase stock, may be issued and disposed of pursuant to resolution of the Board of Directors to such persons, firms, corporations or associations, whether such holders or others, and upon such terms as may be deemed advisable by the Board of Directors in the exercise of its sole discretion.

2.           The relative powers, preferences and rights of each series of Preferred Stock in relation to the powers, preferences and rights of each other series of Preferred Stock shall, in each case, be as fixed from time to time by the Board of Directors in the resolution or resolutions adopted pursuant to authority granted in Paragraph A of this Article VI and the consent, by class or series vote or otherwise, of the holders of such of the series of Preferred Stock as are from time to time outstanding shall not be required for the issuance by the Board of Directors of any other series of Preferred Stock whether or not the powers, preferences and rights of such other series shall be fixed by the Board of Directors as senior to, or on a parity with, the powers, preferences and rights of such outstanding series, or any of them; provided, however, that the Board of Directors may provide in the resolution or resolutions as to any series of Preferred Stock adopted pursuant to Paragraph A of this Article VI that the consent of the holders of a majority (or such greater proportion as shall be therein fixed) of the outstanding shares of such series voting thereon shall be required for the issuance of any or all other series of Preferred Stock.

3.           Subject to the provisions of subparagraph 2 of this Paragraph C, shares of any series of Preferred Stock may be issued from time to time as the Board of Directors of the Corporation shall determine and on such terms and for such consideration as shall be fixed by the Board of Directors.

4.           Shares of Common Stock may be issued from time to time as the Board of Directors of the Corporation shall determine and on such terms and for such consideration as shall be fixed by the Board of Directors.

5.           The authorized number of shares of Common Stock and of Preferred Stock may, without a class or series vote, be increased or decreased from time to time by the affirmative vote of the holders of a majority of the stock of the Corporation entitled to vote thereon.

ARTICLE VII

Voting Rights of Shares

The holders of each series of Preferred Stock shall have such voting rights as shall be fixed by the Board of Directors in the resolution or resolutions authorizing such series of Preferred Stock adopted pursuant to Paragraph A of Article VI hereof.   Except as otherwise be required by law or by the provisions of such resolution or resolutions as may be adopted by the Board of Directors pursuant to Paragraph A of Article VI hereof, each holder of Common Stock shall have one vote in respect of each share of Common Stock hold by him on all matters voted upon by the shareholders.

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ARTICLE IX

Directors

Section 1. The property, business and affairs of the Corporation shall be managed and controlled by the Board of Directors. The number of directors of the Corporation shall not be less than nine, the exact number of directors to be specified in the By-Laws from time to time, and such number shall be nine until otherwise determined by majority vote of the whole Board. As used in this Article IX, the term “whole Board” means the total number of directors which the Corporation would have if there were no vacancies. Directors need not be stockholders of the Corporation.

Section 2. The Board of Directors shall be divided into three classes, as nearly equal in number as the then total number of directors constituting the whole Board permits, with the term of office of one class expiring each year. At the annual meeting of shareholders in 1986 directors of the first class shall be elected to hold office for a term expiring at the next succeeding annual meeting, directors of the second class shall be elected to hold office for a term expiring at the second succeeding annual meeting and directors of the third class shall be elected to hold office for a term expiring at the third succeeding annual meeting. Any vacancies in the Board of Directors for any reason, and any newly created directorships resulting from any increase in the number of directors, may be filled by the Board of Directors, acting by a majority of the directors then in office, although less than a quorum, and any directors so chosen shall hold office until the next election of the class for which such directors shall have been chosen and until their successors shall be elected and qualified. No decrease in the number of directors shall shorten the term of any incumbent director. Notwithstanding the foregoing, and except as otherwise required by law, whenever the holders of any one or more series of Preferred Stock shall have the right, voting separately as a class, to elect one or more directors of the Corporation, the terms of the director or directors elected by such holders shall expire at the next succeeding annual meeting of stockholders. Subject to the foregoing, at each annual meeting; of shareholders the successors to the class of directors whose term shall then expire shall be elected to hold office for a term expiring at the third succeeding annual meeting.

Section 3. Nominations for the election of directors may be made by the Board of Directors or by any shareholder entitled to vote for the election of directors. Shareholder nominations shall be made by notice in writing, delivered or mailed by first class United States mail, postage prepaid, to the Secretary of the Corporation not less than 20 days nor more than 50 days prior to any meeting of the shareholders called for the election of directors. Each notice shall set forth (a) the name, age, business address and, if known, residence address of each nominee proposed in such notice, (b) the principal occupation or employment of each such nominee and (e) the number of shares of the Corporation which are beneficially owned by each such nominee. The chairman of the meeting may, if the facts

Certification Number: 2010031581756

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RIDER II

TO THE ARTICLES OF AMENDMENT

TO THE ARTICLE OF INCORPORATION OF

PATRICK INDUSTRIES, INC.

A.	Amendment of Articles V, VI and VII:
	Shares entitled to vote:	1,102,840
	shares voted in favor:	624,630
	Shares voted against:	22,392
B.	Amendment of Article IX:
	Shares entitled to vote:	1,102,840
	Shares voted in favor:	634,167
	Shares voted against:	21,488
C.	Adoption of Article XIII:
	Shares entitled to vote:	1,102,840
	Shares voted in favor:	636,163
	Shares voted against:	19,269

Certification Number: 2010031581756

The Indiana Secretary of State filing office certifies that this copy is on file in this office.

STATE OF INDIANA

OFFICE OF THE SECRETARY OF STATE

To Whom These Presents Come, Greeting:
WHEREAS, there has been presented to me at this office a Resolution of the Board of Directors electing to be governed by the provisions of the Indiana Business Corporation Law prior to August 1, 1987 of _______________________________________________________________
Patrick Industries Inc.
and said Resolution has been prepared and signed in accordance with the provisions of the Indiana Business Corporation Law.
WHEREAS, upon due examination, I find that it satisfies the requirements of I.C. 23-1-17-3(b) and I.C. 23-1-18-1:
NOW, THEREFORE, I, EDWIN J. SIMCOX, Secretary of State of Indiana, hereby certify that I have this day filed the Resolution of the Board of Directors in this office.

Effective date the provisions will apply is                        July 1, 1986                                           .
[SEAL]	In Witness Whereof, I have hereunto set my hand and affixed the seal of the State of Indiana, at the City of Indianapolis, this 24th day of JUNE , 1986 EDWIN J. SIMCOX, Secretary of State By Deputy

Certification Number: 2010031581756

The Indiana Secretary of State filing office certifies that this copy is on file in this office.

CERTIFIED RESOLUTION

OF THE BOARD OF DIRECTORS

OF PATRICK INDUSTRIES, INC.

The undersigned officers of Patrick Industries, Inc. (the “Corporation”), existing pursuant to the provisions of The Indiana General Corporation Act, as amended, desiring to give notice of corporate action effectuating application of the Indiana Business Corporation Law (except for certain provisions thereof), hereby certify that the following resolutions were duly adopted by the Board of Directors of the Corporation at a meeting thereof, duly called, constituted and held on May 28, 1986, at which a quorum of such Board of Directors were present; have not been amended or rescinded; and are in full force and effect:

RESOLVED, that, pursuant to the procedure established in IC 23-1-17-3(b), the Board of Directors elects to have the provisions of IC 23-1-18 through IC 23-1-54 (except for IC 23-1-18-3, IC 23-1-21 and IC 23-1-53-3) apply to the Corporation on and after July 1, 1986; and

RESOLVED FURTHER, that the officers of the Corporation be, and the same hereby are, authorized and directed to file a certified copy of this resolution in the Office of the Secretary of State of the State of Indiana before July 1, 1986.

IN WITNESS WHEREOF, the undersigned officers execute this Certified Resolution of the Board of Directors of the Corporation, and certify to the truth of the facts herein stated, this 16th day of June, 1986.

/s/ Mervin D. Lung	/s/ Keith V. Kankel
Mervin D. Lung President	Keith V. Kankel Secretary-treasurer

STATE OF INDIANA                                                 Filed
                                                             IND. Secretary of State

)   SS:                                         86 JUN 24

COUNTY OF ELKHART

I, the undersigned, a Notary Public duly commissioned to take acknowledgments and administer oaths in the State of Indiana, certify that Mervin D. Lung, President, and Keith V. Kankel, Secretary-Treasurer, of the Corporation, the officers executing the foregoing Certified Resolution of the Board of Directors of the Corporation, personally appeared before me, acknowledged the execution thereof, and swore or attested to the truth of the facts therein stated.

WITNESS my hand and Notarial Seal this 16th day of June, 1986.

/s/ John P. Sadowey
Notary Public

John P. Sadowey
Printed Name
My Commission Expires:

             Aug 24, 1988

My County of Residence:

Elkhart

Certification Number: 2010031581756

The Indiana Secretary of State filing office certifies that this copy is on file in this office.

STATE OF INDIANA

OFFICE OF THE SECRETARY OF STATE

ARTICLES OF AMENDMENT

[Illegible page]

ARTICLES OF AMENDMENT OF THE ARTICLES OF INCORPORATION
State Form 38333 IRS 9-911 State Board of Accounts Approved 1988

INSTRUCTIONS: Use 8 1/2 X 11 inch white paper for inserts. Filing requirements. Present original and one copy to address in upper right corner of the form	FILING FEE $30.00

ARTICLES OF AMENDMENT OF THE ARTICLES OF INCORPORATION
PATRICK INDUSTRIES, INC.
The undersigned officers of	Patrick Industries, Inc.
(hereinafter referred to as the “Corporation”) existing pursuant to the provisions of:
(Indicate appropriate act)
Indiana Business Corporation Law	Indiana Professional Corporation Act of 1983
as amended (hereinafter referred to as the “Act”), desiring to give notice of corporate action effectuating amendment of certain provisions of its Articles of Incorporation, certify the following facts:

ARTICLE I AMENDMENT
SECTION 1 The date of Incorporation of the Corporation is:
January 3, 1961
SECTION 2 The name of the corporation following this amendment to the Article of Incorporation is:
Patrick Industries, Inc.
SECTION 3
The exact text of Article(s)	V	of the Articles of Incorporation is
now as follows:

See Exhibit A attached hereto

SECTION 4 Date of each amendment’s adoption:
February 10, 1994

ARTICLE II Manner of Adoption and Vote
SECTION 1 Action by Directors:
The Board of directors of the Corporation duly adopted a resolution proposing to amend the terms and provisions of

Article(s)				of the Articles of Incorporation and

directing a meeting of the Shareholders, to be held on				Allowing

such Shareholders to vote on the proposed amendment.

The resolution was adopted by: (Select appropriate paragraph)
(a) Vote of the Board of Directors at a meeting held on				19___
at which a quorum of such Board was present.

(b)	Written consent executed on	February 10	1994,	and signed by all members
	of the Board of Directors.	Adopted in accordance with Section 23-1-38-2(4).

SECTION 2 Action by Shareholders:		N/A

The Shareholders of the Corporation entitled to vote in respect to the Articles of Amendment adopted the proposed amendment.
The amendment was adopted by: (Select appropriate paragraph)

(a) Vote of such Shareholders during the meeting called by the Board of Directors. The result of such vote is as follows:

TOTAL
SHAREHOLDERS ENTITLED TO VOTE:
SHAREHOLDERS VOTED IN FAVOR:
SHAREHOLDERS VOTED AGAINST:

(b) Written consent executed on		_______________________________,	19 _________,	and signed by all such Shareholders.

SECTION 3 Compliance with Legal Requirements.

The manner of the adoption of the Articles of Amendment and the vote by which they were adopted constitute full legal compliance with the provisions of the Act, the Articles of Incorporation, and the By-Laws of the Corporation.

I hereby verify subject to the penalties of perjury that the statements contained are true this	4th	day of	March __,	1994
Current Officer’s Signature	Officer’s Name Printed
Keith V. Kankel
Officer’s Title
Vice President of Finance, Secretary and Treasurer

Exhibit A to Articles of Amendment of the Articles of Incorporation of PATRICK INDUSTRIES, INC.

ARTICLE FIVE

Prior to March 8, 1994, the Corporation had authority to issue six million (6,000,000) shares of Common Stock, no par value, and one million (1,000,000) shares of Preferred Stock, no par value. Effective on March 8, 1994, each issued and outstanding share of the Corporation’s Common Stock, no par value, and each unissued authorized share of the Corporation’s Common Stock, no par value, shall be split two-for-one. The split-up of all shares shall occur automatically and without any action on the part of any holder thereof. To effectuate such split, the Corporation shall distribute on or about March 22, 1994 one additional share of Common Stock, no par value, for each one outstanding share of Common Stock, no par value, to the shareholders of record at the close of business on March 8, 1994. The split-up shall not affect the capital accounts of the Corporation.

Giving effect to the aforesaid stock split, the designation and number of shares that the Corporation shall have authority to issue as of March 8, 1994, is twelve million (12,000,000) shares of Common Stock, no par value, and one million (1,000,000) shares of Preferred Stock, no par value.

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CERTIFICATE OF DESIGNATIONS, PREFERENCES AND RIGHTS

OF PREFERRED STOCK

of

PATRICK INDUSTRIES, INC.

Pursuant to Section 23-1-25-2

Business Corporation Law of the State of Indiana

We, the President and Secretary of Patrick Industries, Inc., a corporation organized and existing under the Business Corporation Law of the State of Indiana, in accordance with the provisions of Section 23-1-25-2 thereof, DO HEREBY CERTIFY:

That pursuant to the authority conferred upon the Board of Directors by the Articles of Incorporation of the said Corporation, the said Board of Directors on February 29, 1996, adopted the following resolution creating a series of 100,000 shares of Preferred Stock designated as “Preferred Stock, Series A”:

NOW BE IT RESOLVED, that pursuant to the authority vested in the Board of Directors of this Corporation in accordance with the provisions of its Certificate of Incorporation, as amended, a series of Preferred Stock of the Corporation be, and it hereby is created, and that the designation and amount thereof and the voting powers, preferences and relative, participating, optional and other special rights of the shares of such series, and the qualifications, limitations or restrictions thereof are as follows:

Section 1. Designation and Amount.

The shares of such series shall be designated as “Preferred Stock, Series A” (the “Preferred Stock”) and the number of shares constituting such series shall be 100,000. The Preferred Stock may be issued in fractional amounts that are integral multiples of one one-hundredth.

Section 2.  Dividends and Distributions.

(A)           Subject to the prior and superior rights of the holders of any shares of any series of preferred stock ranking prior and superior to the shares of Preferred Stock with respect to dividends, the holders of shares of Preferred Stock, in preference to the holders of common stock, without par value, of the Corporation (the “Common Stock”) and of any other junior stock, shall be entitled to receive, when, as and if declared by the Board of Directors out of funds legally available for the purpose, quarterly dividends payable in cash on the fifteenth day of March, June, September and December in each year (each such date being referred to herein as a “Quarterly Dividend Payment Date”), commencing on the first Quarterly Dividend Payment Date after the first issuance of a share or fraction of a share of Preferred Stock, in an amount per share (rounded to the nearest cent) equal to the greater of (a) $1.00 or (b) subject to the provision for adjustment hereinafter set forth, l00 times the aggregate per share amount of all cash dividends, and 100 times the aggregate per share amount (payable in kind) of all non-cash

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dividends or other distributions other than a dividend payable in shares of Common Stock or a subdivision of the outstanding shares of Common Stock (by reclassification or otherwise), declared on the Common Stock since the immediately preceding Quarterly Dividend Payment Date or, with respect to the first Quarterly Dividend Payment Date, since the first issuance of any share or fraction of a share of Preferred Stock.  In the event the Corporation shall at any time on or after March 20, 1996 declare or pay any dividend on Common Stock payable in shares of Common Stock, or effect a subdivision of combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise than by payment of a dividend in shares of Common Stock) into a greater or lesser number of shares of Common Stock, then in each such case the amount to which holders of shares of Preferred Stock were entitled immediately prior to such event under clause (b) of the preceding sentence shall be adjusted by multiplying such amount by a fraction the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

(B)           The Corporation shall declare a dividend or distribution on the Preferred Stock as provided in paragraph (A) of this Section immediately after it declares a dividend or distribution on the Common Stock (other than a dividend payable in shares of Common Stock).

(C)           Dividends shall begin to accrue and be cumulative on outstanding shares of Preferred Stock from the Quarterly Dividend Payment Date next preceding the date of issue of such shares of Preferred Stock, unless the date of issue of such shares is prior to the record date for the first Quarterly Dividend Payment Date, in which case dividends on such shares shall begin to accrue from the date of issue of such shares, or unless the date of issue is a Quarterly Dividend Payment Date or is a date after the record date for the determination of holders of shares of Preferred Stock entitled to receive a quarterly dividend and before such Quarterly Dividend Payment Date, in either of which events such dividends shall begin to accrue and be cumulative from such Quarterly Dividend Payment Date.  Accrued but unpaid dividends shall not bear interest.  Dividends paid on the shares of Preferred Stock in an amount less than the total amount of such dividends at the time accrued and payable on such shares shall be allocated pro rata on a share-by-share basis among all such shares at the time outstanding.  The Board of Directors may fix a record date for the determination of holders of shares of Preferred Stock entitled to receive payment of a dividend or distribution declared thereon, which record date shall be not more than 60 days prior to the date fixed for the payment thereof.

Section 3.  Voting Rights.

The holders of shares of Preferred Stock shall have the following voting rights:

(A)           Subject to the provision for adjustment hereinafter set forth, each share of Preferred Stock shall entitle the holder thereof to 100 votes on all matters submitted to a vote of the shareholders of the Corporation.  In the event the Corporation shall at any time on or after March 20, 1996 declare or pay any dividend on Common Stock payable in shares of Common Stock, or effect a subdivision or combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise than by payment of a dividend in shares of Common Stock) into a greater or lesser number of shares of Common Stock, then in each such case the number of votes per share to which holders of shares of Preferred Stock were entitled

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immediately prior to such event shall be adjusted by multiplying such number by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately after such event, and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

(B)           Except as otherwise provided herein or by law, the holders of shares of Preferred Stock and the holders of shares of Common Stock shall vote together as one class on all matters submitted to a vote of shareholders of the Corporation.

(C)           Except as set forth herein, holders of Preferred Stock shall have no special voting rights and their consent shall not be required (except to the extent they are entitled to vote with holders of Common Stock as set forth herein) for taking any corporate action.

Section 4.  Certain Restrictions.

(A) Whenever quarterly dividends or other dividends or distributions payable on the Preferred Stock as provided in Section 2 are in arrears, thereafter and until all accrued and unpaid dividends and distributions, whether or not declared, on shares of Preferred Stock outstanding shall have been paid in full, the Corporation shall not:

(i)           declare or pay dividends on, or make any other distributions on, any shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Preferred Stock;

(ii)           declare or pay dividends on or make any other distributions on any shares of stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Preferred Stock, except dividends paid ratably on the Preferred Stock and all such parity stock on which dividends are payable or in arrears in proportion to the total amounts to which the holders of all such shares are then entitled;

(iii)           redeem or purchase or otherwise acquire for consideration shares of any stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) to the Preferred Stock, provided that the Corporation may at any time redeem, purchase or otherwise acquire shares of any such parity stock in exchange for shares of any stock of the Corporation ranking junior (either as to dividends or upon dissolution, liquidation or winding up) to the Preferred Stock; or

(iv)           purchase or otherwise acquire for consideration any shares of Preferred Stock, or any shares of stock ranking on a parity with the Preferred Stock, except in accordance with a purchase offer made in writing or by publication (as determined by the Board of Directors) to all holders of such shares upon such terms as the Board of Directors, after consideration of the respective annual dividend rates and other relative rights and preferences of the respective series and classes, shall determine in good faith will result in fair and equitable treatment among the respective series or classes.

(B) The Corporation shall not permit any subsidiary of the Corporation to purchase or otherwise acquire for consideration any shares of stock of the Corporation unless the Corporation

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could, under paragraph (A) of this Section 4, purchase or otherwise acquire such shares at such time and in such manner.

Section 5.  Reacquired Shares.

Any shares of Preferred Stock purchased or otherwise acquired by the Corporation in any manner whatsoever shall be retired and cancelled promptly after the acquisition thereof.  All such shares shall upon their cancellation become authorized but unissued shares of preferred stock and may be reissued as part of a new series of preferred stock to be created by resolution or resolutions of the Board of Directors, subject to the conditions and restrictions on issuance set forth herein.

Section 6.  Liquidation, Dissolution or Winding Up.

Upon any liquidation, dissolution or winding up of the Corporation, no distribution shall be made (1) to the holders of shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Preferred Stock unless, prior thereto, the holders of shares of Preferred Stock shall have received $100.00 per share, plus an amount equal to accrued and unpaid dividends and distributions thereon, whether or not declared, to the date of such payment, provided that the holders of shares of Preferred Stock shall be entitled to receive an aggregate amount per share, subject to the provision for adjustment hereinafter set forth, equal to 100 times the aggregate amount to be distributed per share to holders of Common Stock, or (2) to the holders of stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Preferred Stock, except distributions made ratably on the Preferred Stock and all other such parity stock in proportion to the total amounts to which the holders of all such shares are entitled upon such liquidation, dissolution or winding up.  In the event the Corporation shall at any time on or after March 20, 1996 declare or pay any dividend on Common Stock payable in shares of Common Stock, or effect a subdivision or combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise than by payment of a dividend in shares of Common Stock) into a greater or lesser number of shares of Common Stock, then in each such case the aggregate amount to which holders of shares of Preferred Stock were entitled immediately prior to such event under the proviso in clause (1) of the preceding sentence shall be adjusted by multiplying such amount by a fraction the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

Section 7.  Consolidation, Merger, etc.

In case the Corporation shall enter into any consolidation, merger, combination or other transaction in which the shares of Common Stock are exchanged for or changed into other stock or securities, cash and/or any other property, then in any such case the shares of Preferred Stock then outstanding shall at the same time be similarly exchanged or changed in an amount per share (subject to the provision for adjustment hereinafter set forth) equal to 100 times the aggregate amount of stock, securities, cash and/or any other property (payable in kind), as the case may be, into which or for which each share of Common Stock is changed or exchanged.  In the event the Corporation shall at any time on or after March 20, 1996 declare or pay any

Certification Number: 2010031581756

The Indiana Secretary of State filing office certifies that this copy is on file in this office.

dividend on Common Stock payable in shares of Common Stock, or effect a subdivision or combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise) into a greater or lesser number of shares of Common Stock, then in each such case the amount set forth in the preceding sentence with respect to the exchange or change of shares of Preferred Stock shall be adjusted by multiplying such amount by a fraction the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

Section 8.  No Redemption.

The shares of Preferred Stock shall not be redeemable.  The preceding sentence shall not limit the ability of the Corporation to purchase or otherwise deal in such shares of stock to the extent permitted by law.

Section 9.  Amendment.

The Articles of Incorporation of the Corporation shall not be amended in any manner which would materially alter or change the powers, preferences or special rights of the Preferred Stock so as to affect them adversely without the affirmative vote of the holders of two-thirds or more of the outstanding shares of Preferred Stock, voting as a single class.

Certification Number: 2010031581756

The Indiana Secretary of State filing office certifies that this copy is on file in this office.

IN WITNESS WHEREOF, we have executed and subscribed this Certificate and do affirm the foregoing as true under the penalties of perjury as of this 29th day of March, 1996.

By:
Vice President

ATTEST:

Secretary

[SEAL] NOTICE OF CHANGE OF REGISTERED &OFFICE OR REGISTERED AGENT (ALL CORPORATIONS) State Form 26276 (R5 / 4.95)	SUE ANNE GILROY SECRETARY OF STATE CORPORATIONS DIVISION 302 W. Washington St.. Rm. E018 Indianapolis, IN 46204 Telephone: (317) 232-6576

Name of Corporation Patrick Industries, Inc.	Date of incorporation 1/3/61
Current Registered office address (number and street, city, state, ZIP code) 1800 S. 14th St., Elkhart, IN 46514
New registered office address (number and street, city, state, ZIP code 1800 S. 14th St., Elkhart, IN 46514

Current Registered Agent (type or print name) Keith V. Kankel	IND. SECRETARY OF STATE
New registered agent (type or print name) Andy Nemeth

STATEMENTS BY REGISTERED AGENT OR CORPORATION

This statement is a representation that the new registered agent has consented to the appointment as registered agent.

After the change or changes are made, the street address of this corporation’s registered agent and the address of its registered office will be identical.

IN WITNESS WHEREOF, the undersigned executes this notice and verifies, subject to the penalties of perjury, that the statements contained herein are true, this 26th day of July, 2002.
Signature	Title
Keith V. Kankel	Vice President

Certification Number: 2010031581756

The Indiana Secretary of State filing office certifies that this copy is on file in this office.

State of Indiana

Office of the Secretary of State

CERTIFICATE OF AMENDMENT

of

PATRICK INDUSTRIES, INC.

I, TODD ROKITA, Secretary of State of Indiana, hereby certify that Articles of Amendment of the above For-Profit Domestic Corporation have been presented to me at my office, accompanied by the fees prescribed by law and that the documentation presented conforms to law as prescribed by the provisions of the Indiana Business Corporation Law.

NOW, THEREFORE, with this document I certify that said transaction will become effective Thursday, December 13,2007.

[SEAL]

In Witness Whereof, I have caused to be
affixed my signature and the seal of the
State of Indiana, at the City of Indianapolis,
December  13,2007.

TODD ROKITA,
SECRETARY OF STATE

[SEAL] ARTICLES OF AMENDMENT OF THE ARTICLES OF INCORPORATION State Form 38333 (R10 / 1-03)	TODD ROKITA SECRETARY OF STATE CORPORATIONS DIVISION 302 W. Washington St.. Rm. E018 Indianapolis, IN 46204 Telephone: (317) 232-6576

ARTICLES OF AMENDMENT OF THE ARTICLES OF INCORPORATION OF
Name of Corporation Patrick Industries, Inc.	Date of Incorporation January 13, 1961

The undersigned officers of the above referenced Corporation (herein after referred to as the “Corporation”) existing pursuant to the provisions of: (indicate appropriate ad)

Indiana Business Corporation Law	Indiana Professional Corporation Act of 1983
as amended (hereinafter referred to as the “Act”), desiring to give notice of corporate action effectuating amendment of certain provisions of its Articles of Incorporation, certify the following facts:

ARTICLE I Amendment(s)

The exact text for Article(s) V of the Articles of Incorporation is now as follows:

(Note: If amending the name of the corporation, write Article “I” in space above and write “The name of the Corporation is ____________,” below
The total number of shares which the Corporation shall have the authority to issue is twenty-one million (21,000,000), consisting of one million (1,000,000) shares of Preferred Stock, without par value, and twenty million (20,,000,000) shares of Common Stock, without par value.

ARTICLE II
Date of each amendment’s adoption: November 29, 2007

Article III Manner of Adoption and Vote
Mark applicable section: NOTE – Only in limited situations does Indiana law permit an Amendment without shareholder approval.  Because a name change requires shareholder approval, Section 2 must be marked and either A or B completed.

SECTION 1 This amendment was adopted by the Board of Directors or incorporators and shareholder action was not required
  SECTION 2  The shareholders of the Corporation entitled to vote in respect to the amendment adopted the proposed amendment.  The amendment was adopted by:  (Shareholder approval may be by either A or B.)
A.  Vote of such shareholders during a meeting called by the Board of Directors.  The result of such vote is as follows.

5,997,177	Shares entitled to vote.
5,532,386	Number of shares represented at the meeting.
5,368,593	Shares voted in favor.
159,381	Shares voted against.
B. Unanimous written consent executed on _____________________, 20___ and signed by all shareholders entitled to vote.

ARTICLE IV Compliance with Legal Requirements
The manner of the adoption of the Articles of Amendment and the vote by which they were adopted constitute full legal compliance with the provisions of the Act, the Articles of incorporation, and the By-Laws of the Corporation.

I hereby verify, subject to the penalties of perjury, that the statements contained herein are true, this 12th day of December ___, 2007.

Signature of current office or chairman of the board	Printed name of officer or chairman of the board Andy L. Nemeth
Signature’s title Chief Financial Officer

Certification Number: 2010031581756

The Indiana Secretary of State filing office certifies that this copy is on file in this office.

[SEAL] ARTICLES OF AMENDMENT OF THE ARTICLES OF INCORPORATION State Form 38333 (R10 / 1-03)	TODD ROKITA SECRETARY OF STATE CORPORATIONS DIVISION 302 W. Washington St.. Rm. E018 Indianapolis, IN 46204 Telephone: (317) 232-6576

ARTICLES OF AMENDMENT OF THE ARTICLES OF INCORPORATION OF
Name of Corporation Patrick Industries, Inc.	Date of Incorporation January 13, 1961

The undersigned officers of the above referenced Corporation (herein after referred to as the “Corporation”) existing pursuant to the provisions of: (indicate appropriate ad)
Indiana Business Corporation Law	Indiana Professional Corporation Act of 1983
as amended (hereinafter referred to as the “Act”), desiring to give notice of corporate action effectuating amendment of certain provisions of its Articles of Incorporation, certify the following facts:

ARTICLE I Amendment(s)

The exact text for Article(s) IX of the Articles of Incorporation is now as follows:
(Note: If amending the name of the corporation, write Article “I” in space above and write “The name of the Corporation is ____________,” below
Please see Exhibit A attached hereto.

ARTICLE II
Date of each amendment’s adoption: May 22, 2008
Article III Manner of Adoption and Vote
Mark applicable section: NOTE – Only in limited situations does Indiana law permit an Amendment without shareholder approval.  Because a name change requires shareholder approval, Section 2 must be marked and either A or B completed.

SECTION 1 This amendment was adopted by the Board of Directors or incorporators and shareholder action was not required
  SECTION 2  The shareholders of the Corporation entitled to vote in respect to the amendment adopted the proposed amendment.  The amendment was adopted by:  (Shareholder approval may be by either A or B.)
A.  Vote of such shareholders during a meeting called by the Board of Directors.
The result of such vote is as follows.

7,144,118	Shares entitled to vote.
6,773,082	Number of shares represented at the meeting.
6,716,890	Shares voted in favor.
31,573	Shares voted against.
B. Unanimous written consent executed on May 22, 2008 and signed by all shareholders entitled to vote.

ARTICLE IV Compliance with Legal Requirements
The manner of the adoption of the Articles of Amendment and the vote by which they were adopted constitute full legal compliance with the provisions of the Act, the Articles of incorporation, and the By-Laws of the Corporation.

I hereby verify, subject to the penalties of perjury, that the statements contained herein are true, this 30th day of May, 2008.

Signature of current office or chairman of the board	Printed name of officer or chairman of the board Andy L. Nemeth
Signature’s title Executive Vice President, Secretary, Treasurer and Chief Financial Officers

Certification Number: 2010031581756

The Indiana Secretary of State filing office certifies that this copy is on file in this office.

Exhibit A

At the

2008 Annual Meeting of Shareholders,

Shareholders voted to delete the following:

Article IX

of the Articles of Incorporation

of

Patrick Industries, Inc.

Article IX - Directors

Section 1.  The property, business and affairs of the Corporation shall be managed and controlled by the Board of Directors. The number of directors of the Corporation shall not be less than nine, the exact number of directors to be specified in the By-Laws from time to time, and such number shall be nine until otherwise determined by majority vote of the whole Board.  The term “Whole Board” means the total number of directors which the Corporation would have if there were no vacancies.  Directors need not be stockholders of the Corporation.

Section 2.  Board of Directors shall be divided into three classes, as nearly equal in number as the then total number of directors constituting the whole board permits, with the term of office of one class expiring each year.  At the annual meeting of shareholders in 1986 directors of the first class shall be elected to hold once for a term expiring at the next succeeding annual meeting, directors of the second class shall be elected to how office for a term expiring at the second succeeding annual meeting and directors of the third class shall be elected to hold office for a term expiring at the third succeeding annual meeting.  Any vacancies in the Board of Directors for any reason, and any newly created directorships resulting from any increase in the number of directors, may be filled by the Board of Directors, acting by a majority of the directors then in office, although less than a quorum, and any directors so chosen shall hold office until the next election of the class for which such directors shall have been chosen and until their successors shall be elected and qualified.  No decrease in the number of directors shall shorten the term of any incumbent director.  Notwithstanding the foregoing, and except as otherwise required by statute, whenever the holders of any one or more series of Preferred Stock shall have the right, voting separately as a class, to elect one or more directors of the Corporation, the terms of the director or directors elected by such holders shall expire at the next succeeding annual meeting of stockholders. Subject to the foregoing, at each annual meeting of shareholders the successors to the class of directors whose term shall then expire shall be elected to hold office for a term expiring at the third succeeding annual meeting.

Section 3.  Nominations for the election of directors may be made by the Board of Directors or by any shareholder entitled to vote for the election of directors.  Shareholder nominations shall be made by notice in writing, delivered or mailed by first class United States mail, postage prepaid, to the Secretary of the Corporation not less than 20 days nor more than 50 days prior to any meting of the shareholders called for the election of directors.  Each notice shall set forth (a) the name, age, business address and, if known, residence address of each nominee

Certification Number: 2010031581756

The Indiana Secretary of State filing office certifies that this copy is on file in this office.

proposed In such notice, (b) the principal occupation or employment of each such nominee and (c) the number of shares of the Corporation which are beneficially owned by each such nominee.  The chairman of the meeting may, if the facts warrant, determine and declare to the meeting that a nomination was not made in accordance with the foregoing procedure, and if he should so determine, he shall so declare to the meeting and the defective nomination shall be disregarded.

Section 4.  Notwithstanding any other provisions of these Articles of Incorporation or the By-Laws of the Corporation, the power to remove directors of the Corporation is expressly reserved to the Board of Directors, by the affirmative vote of a majority of the whole Board.

Certification Number: 2010031581756

The Indiana Secretary of State filing office certifies that this copy is on file in this office.

State of Indiana

Office of the Secretary of State

CERTIFICATE OF AMENDMENT

of

PATRICK INDUSTRIES, INC.

I, TODD ROKITA, Secretary of State of Indiana, hereby certify that Articles of Amendment of the above For-Profit Domestic Corporation have been presented to me at my office, accompanied by the fees prescribed by law and that the documentation presented conforms to law as prescribed by the provisions of the Indiana Business Corporation Law.

NOW, THEREFORE, with this document I certify that said transaction will become effective Monday, June 02, 2008.

[SEAL]

In Witness Whereof, I have caused to be
affixed my signature and the seal of the
State of Indiana, at the City of Indianapolis, June 2, 2008.

TODD ROKITA,
SECRETARY OF STATE

Certification Number: 2010031581756